UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-01701

DAVIS NEW YORK VENTURE FUND, INC.
(Exact name of registrant as specified in charter)

2949 East Elvira Road, Suite 101
Tucson, AZ  85756
(Address of principal executive offices)

Ryan M. Charles
Davis Selected Advisers, L.P.
2949 East Elvira Road, Suite 101
Tucson, AZ  85756
(Name and address of agent for service)

Registrant's telephone number, including area code: 520-806-7600
Date of fiscal year end: October 31, 2014
Date of reporting period: October 31, 2014

____________________

ITEM 1.  REPORT TO STOCKHOLDERS

DAVIS NEW YORK VENTURE FUND, INC.	Table of Contents
DAVIS GLOBAL FUND
DAVIS INTERNATIONAL FUND

This Annual Report is authorized for use by existing shareholders. Prospective shareholders must receive a current Davis Global Fund and Davis International Fund prospectus, which contains more information about investment strategies, risks, charges, and expenses.  Please read the prospectus carefully before investing or sending money.

Shares of Davis Global Fund and Davis International Fund are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.

Portfolio Proxy Voting Policies and Procedures

The Funds have adopted Portfolio Proxy Voting Policies and Procedures under which the Funds vote proxies relating to securities held by the Funds. A description of the Funds' Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Funds toll-free at 1-800-279-0279, (ii) on the Funds' website at www.davisfunds.com, and (iii) on the SEC's website at www.sec.gov.

In addition, the Funds are required to file Form N-PX, with their complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Funds' Form N-PX filing is available (i) without charge, upon request, by calling the Funds toll-free at 1-800-279-0279, (ii) on the Funds' website at www.davisfunds.com, and (iii) on the SEC's website at www.sec.gov.

Form N-Q

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds' Form N-Q is available without charge, upon request, by calling 1-800-279-0279, on the Funds' website at www.davisfunds.com, and on the SEC's website at www.sec.gov. The Funds' Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

DAVIS GLOBAL FUND	Shareholder Letter
DAVIS INTERNATIONAL FUND

Dear Fellow Shareholder,

As stewards of our customers' savings, the management team and Directors of Davis Global Fund and Davis International Fund recognize the importance of candid, thorough, and regular communication with our shareholders. In our Annual and Semi-Annual Reports we include all of the required quantitative information such as audited financial statements, detailed footnotes, performance reports, fund holdings, and performance attribution. Also included is a list of positions opened and closed.

In addition, we produce a Manager Commentary for each Fund. In this commentary, we give a more qualitative perspective on fund performance, discuss our thoughts on individual holdings, and share our investment outlook. You may obtain a copy of the current Manager Commentary either on the Funds' website at www.davisfunds.com or by calling 1-800-279-0279.

We thank you for your continued trust. We will do our best to earn it in the years ahead.

Sincerely,

Christopher C. Davis
President

December 1, 2014

DAVIS GLOBAL FUND	Management's Discussion of Fund Performance

Performance Overview

Davis Global Fund's Class A shares delivered a total return on net asset value of 13.18% for the year ended October 31, 2014 ("Period"). Over the same Period, the Morgan Stanley Capital International All Country World Index ("Index") returned 7.77%. Health Care, Information Technology, and Utilities were the sectors1 within the Index that delivered the strongest performance over the Period. The sectors within the Index that delivered the weakest performance over the Period were Materials and Energy. As of October 31, 2014, the Fund had approximately 54% of its net assets invested in foreign companies, 44% in U.S. companies, and 2% in other assets and liabilities.

The Fund's Absolute Performance

Consumer Discretionary companies were the most important contributor2 to the Fund's absolute performance over the Period, contributing almost half of the Fund's performance. Vipshop Holdings3, zulily, and Grupo Televisa were among the most important contributors to performance. Compagnie Financiere Richemont and Las Vegas Sands were among the most important detractors from performance. The Fund no longer owns zulily.
Health Care companies were the second most important contributor to the Fund's absolute performance. UnitedHealth Group and IDEXX Laboratories were among the most important contributors to performance.
Industrial companies were also an important contributor to the Fund's absolute performance. CAR was among the most important contributors to performance. Experian was among the most important detractors from performance.
The only sector of the Fund that had negative absolute performance was the Energy sector. Ultra Petroleum and Encana were among the most important detractors from performance and no Energy holding was among the most important contributors over the Period.
Consumer Staple companies had positive returns, but it was the second lowest performing sector over the Period. Brasil Pharma was an important detractor from absolute performance.
Other important detractors from the Fund's absolute performance included Angie's List, Youku Tudou, and SINA. The Fund no longer owns SINA.

The Fund participated in a number of initial public offerings4 over the Period. As a whole those securities contributed significantly to the Fund's absolute performance over the Period. For example zulily, Alibaba, CAR, and Twitter were among the top contributors to performance.

The Fund's Relative Performance

Consumer Discretionary companies were the most important contributor to the Fund's performance relative to the Index over the Period. The Fund's Consumer Discretionary companies out-performed the corresponding sector within the Index and had a higher average weighting.
Financial companies were the second most important contributor to the Fund's relative performance. The Fund's Financial companies out-performed the corresponding sector within the Index and had a lower average weighting.
Information Technology companies were the most important detractor from the Fund's relative performance. The Fund's Information Technology companies under-performed the corresponding sector within the Index. However, the Fund benefited from having a higher average weighting than the Index.
Consumer Staple companies were the second most important detractor from the Fund's relative performance. The Fund's Consumer Staple companies under-performed the corresponding sector within the Index and had roughly the same average weighting.

Davis Global Fund's investment objective is long-term growth of capital. There can be no assurance that the Fund will achieve its objective. Davis Global Fund's principal risks are: stock market risk, manager risk, common stock risk, foreign country risk, emerging market risk, foreign currency risk, depositary receipts risk, large-capitalization companies risk, mid- and small-capitalization companies risk, headline risk, and fees and expenses risk. See the prospectus for a full description of each risk.
From its inception date in December 2004 until January 2007, shares of Davis Global Fund were not available for public sale. Only the directors, officers, and employees of the Fund or its investment adviser and sub-adviser (and the investment adviser itself and affiliated companies) were eligible to purchase Fund shares.
1   The companies included in the Morgan Stanley Capital International All Country World Index are divided into ten sectors. One or more industry groups make up a sector.
2   A company's or sector's contribution to or detraction from the Fund's performance is a product both of its appreciation or depreciation and its weighting within the Fund. For example, a 5% holding that rises 20% has twice as much impact as a 1% holding that rises 50%.
3   This Management Discussion of Fund Performance discusses a number of individual companies. The information provided in this report does not provide information reasonably sufficient upon which to base an investment decision and should not be considered a recommendation to purchase, sell, or hold any particular security. The Schedule of Investments lists the Fund's holdings of each company discussed.
4   Davis Advisors generally purchases shares intending to benefit from the long-term growth of the underlying company; an investor should not expect that the Fund will continue to participate in initial public offering investments at the same level nor should an investor expect that each initial public offering investment will be profitable.

DAVIS GLOBAL FUND – (CONTINUED)	Management's Discussion of Fund Performance

Comparison of a $10,000 investment in Davis Global Fund Class A versus the Morgan Stanley Capital
International All Country World Index (MSCI ACWI®) for an investment made on December 22, 2004

$25,000
$20,000
$15,000
$10,000
$5,000
$0
MSCI ACWI®
DGF-A*
DGF-A*
$19,928
MSCI ACWI®
$18,349
12/22/04
10/31/05
10/31/06
10/31/07
10/31/08
10/31/09
10/31/10
10/31/11
10/31/12
10/31/13
10/31/14

Average Annual Total Return for periods ended October 31, 2014

Fund & Benchmark Index	1-Year	5-Year	Since Inception	Inception Date	Gross Expense Ratio	Net Expense Ratio
Class A - without sales charge	13.18%	12.06%	7.78%	12/22/04	0.96%	0.96%
Class A - with sales charge	7.80%	10.98%	7.24%	12/22/04	0.96%	0.96%
Class B†, **	7.68%	10.39%	6.95%	12/22/04	2.26%	2.26%
Class C**	11.17%	10.99%	6.72%	12/22/04	1.83%	1.83%
Class Y	13.51%	12.34%	2.53%	07/25/07	0.69%	0.69%
MSCI ACWI®***	7.77%	10.57%	6.35%

The Fund's performance benefited from IPO purchases in 2013 and 2014. After purchase, the IPOs rapidly increased in value. Davis Advisors purchases shares intending to benefit from long-term growth of the underlying company; the rapid appreciation of the IPOs were unusual occurrences.

The MSCI ACWI® is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The Index includes reinvestment of dividends, net of foreign withholding taxes. Investments cannot be made directly in the Index.

The performance data for Davis Global Fund contained in this report represents past performance, assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed. Fund performance changes over time and current performance may be higher or lower than stated. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The operating expense ratios may vary in future years. For more current information please call Davis Funds Investor Services at 1-800-279-0279.

*Reflects 4.75% front-end sales charge.
†Because Class B shares automatically convert to Class A shares after 7 years, the "Since Inception" return for Class B reflects Class A performance for the period after conversion.
**Includes any applicable contingent deferred sales charge. As of May 1, 2013, Class B Shares are no longer offered for new purchases.
***Inception return is from December 22, 2004.

DAVIS INTERNATIONAL FUND	Management's Discussion of Fund Performance

Performance Overview

Davis International Fund's Class A shares delivered a total return on net asset value of 4.66% for the year ended October 31, 2014 ("Period"). Over the same Period, the Morgan Stanley Capital International All Country World Index ex USA ("Index") returned 0.06%. The sectors1 within the Index delivering the strongest performance over the Period were Health Care, Information Technology, and Utilities. Materials and Energy sectors delivered the weakest performance over the Period for the Index.

The Fund's Absolute Performance

Consumer Discretionary companies were the most important contributor2 to the Fund's absolute performance over the Period, contributing approximately 7 percentage points. Vipshop Holdings3, Grupo Televisa, and Ctrip.com were among the most important contributors to performance. Compagnie Financiere Richemont, which was the third largest holding at the end of the Period, was a key detractor from performance.
Health Care companies were the second most important contributor to the Fund's absolute performance. Sinopharm Group and Roche Holding were among the most important contributors to performance. Sinovac Biotech was among the most important detractors from performance. The Fund no longer owns Sinopharm Group or Sinovac Biotech.
Energy companies were the top detractor from the Fund's absolute performance. Encana was among the most important detractors from performance.
Information Technology companies were the second most important detractor from the Fund's absolute performance. Youku Tudou, SouFun Holdings, SINA, and Qihoo 360 Technology were all among the most important detractors from performance. NetEase and Alibaba Group were among the top contributors to performance. The Fund no longer owns SINA.
Other important contributors to the Fund's absolute performance included CAR and Lindt & Spruengli. Other important detractors from the Fund's absolute performance included Brasil Pharma and Experian.
The Fund's Chinese holdings made the largest contributions to the Fund's absolute performance followed by the Fund's Swiss holdings. As of October 31, 2014, the Fund had approximately 30% of its net assets invested in Chinese companies and 19% in Swiss companies.

The Fund participated in a number of initial public offerings4 over the Period. As a whole those securities contributed significantly to the Fund's absolute performance over the Period. For example Alibaba and CAR were among the top contributors to performance.

The Fund's Relative Performance

Consumer Discretionary companies were the most important contributor to the Fund's performance relative to the Index over the Period. The Fund's Consumer Discretionary companies out-performed the corresponding sector within the Index and had a higher average weighting.
Industrial companies were the second most important contributor to the Fund's relative performance. The Fund's Industrial companies out-performed the corresponding sector within the Index and had a higher average weighting.
Information Technology companies were the most important detractor from the Fund's relative performance. The Fund's Information Technology companies under-performed the corresponding sector within the Index. However, the Fund benefited from having a higher average weighting than the Index.
Financial companies were the second most important detractor from the Fund's relative performance. The Fund's Financial companies slightly out-performed the corresponding sector within the Index and had a lower average weighting.

Davis International Fund's investment objective is long-term growth of capital. There can be no assurance that the Fund will achieve its objective. Davis International Fund's principal risks are: stock market risk, manager risk, common stock risk, foreign country risk, emerging market risk, foreign currency risk, depositary receipts risk, large-capitalization companies risk, mid- and small-capitalization companies risk, headline risk, and fees and expenses risk. See the prospectus for a full description of each risk.
From its inception date in December 2006 until January 2010, shares of Davis International Fund were not available for public sale. Only the directors, officers, and employees of the Fund, or its investment adviser and sub-adviser (and the investment adviser itself and affiliated companies), were eligible to purchase Fund shares.

1   The companies included in the Morgan Stanley Capital International All Country World Index ex USA are divided into ten sectors. One or more industry groups make up a sector.
2   A company's or sector's contribution to or detraction from the Fund's performance is a product both of its appreciation or depreciation and its weighting within the Fund. For example, a 5% holding that rises 20% has twice as much impact as a 1% holding that rises 50%.
3   This Management Discussion of Fund Performance discusses a number of individual companies. The information provided in this report does not provide information reasonably sufficient upon which to base an investment decision and should not be considered a recommendation to purchase, sell, or hold any particular security. The Schedule of Investments lists the Fund's holdings of each company discussed.
4   Davis Advisors generally purchases shares intending to benefit from the long-term growth of the underlying company; an investor should not expect that the Fund will continue to participate in initial public offering investments at the same level nor should an investor expect that each initial public offering investment will be profitable.

DAVIS INTERNATIONAL FUND – (CONTINUED)	Management's Discussion of Fund Performance

Comparison of a $10,000 investment in Davis International Fund Class A versus the Morgan Stanley
Capital International All Country World Index ex USA (MSCI ACWI® ex USA) for an investment made on December 29, 2006

$20,000
$15,000
$10,000
$5,000
$0
MSCI ACWI® ex USA
DIF-A*
MSCI ACWI® ex USA $11,498
DIF-A* $10,911
12/29/06
10/31/07
10/31/08
10/31/09
10/31/10
10/31/11
10/31/12
10/31/13
10/31/14

Average Annual Total Return for periods ended October 31, 2014

Fund & Benchmark Index	1-Year	5-Year	Since Inception	Inception Date	Gross Expense Ratio	Net Expense Ratio
Class A - without sales charge	4.66%	7.14%	1.75%	12/29/06	1.17%	1.17%
Class A - with sales charge	(0.31)%	6.10%	1.12%	12/29/06	1.17%	1.17%
Class B†, **	(0.66)%	5.27%	0.58%	12/29/06	4.27%	2.30%
Class C**	2.34%	5.59%	0.44%	12/29/06	2.55%	2.30%
Class Y	4.93%	N/A	5.74%	12/31/09	0.82%	0.82%
MSCI ACWI® ex USA***	0.06%	6.09%	1.80%

The Fund's performance benefited from IPO purchases in 2014. After purchase, the IPOs rapidly increased in value. Davis Advisors purchases shares intending to benefit from long-term growth of the underlying company; the rapid appreciation of the IPOs were unusual occurrences.

The MSCI ACWI® ex USA is a free float-adjusted market capitalization weighted index designed to measure the equity market performance of developed and emerging markets, excluding the United States. The Index includes reinvestment of dividends, net of foreign withholding taxes. Investments cannot be made directly in the Index.

The performance data for Davis International Fund contained in this report represents past performance, assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed. Fund performance changes over time and current performance may be higher or lower than stated. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The operating expense ratios may vary in future years. For more current information please call Davis Funds Investor Services at 1-800-279-0279.

*Reflects 4.75% front-end sales charge.
†Because Class B shares automatically convert to Class A shares after 7 years, the "Since Inception" return for Class B reflects Class A performance for the period after conversion.
**Includes any applicable contingent deferred sales charge. As of May 1, 2013, Class B Shares are no longer offered for new purchases.
***Inception return is from December 29, 2006.

DAVIS GLOBAL FUND	Fund Overview
October 31, 2014

Portfolio Composition		Industry Weightings
(% of Fund's 10/31/14 Net Assets)		(% of 10/31/14 Stock Holdings)

				MSCI
			Fund	ACWI®
Common Stock (Foreign)	53.95%	Information Technology	16.18%	13.45%
Common Stock (U.S.)	43.46%	Capital Goods	13.51%	7.36%
Stock Warrants	0.43%	Health Care	11.40%	11.48%
Short-Term Investments	2.22%	Food, Beverage & Tobacco	11.20%	5.91%
Other Assets & Liabilities	(0.06)%	Transportation	10.76%	2.29%
	100.00%	Retailing	9.44%	2.90%
		Media	6.10%	2.73%
		Diversified Financials	5.60%	3.79%
		Energy	4.68%	8.89%
		Consumer Durables & Apparel	3.88%	1.66%
		Materials	2.75%	5.52%
		Consumer Services	1.48%	1.50%
		Banks	1.39%	10.92%
		Commercial & Professional Services	1.00%	0.79%
		Food & Staples Retailing	0.63%	2.05%
		Insurance	–	4.03%
		Other	–	14.73%
			100.00%	100.00%

Country Diversification		Top 10 Long-Term Holdings
(% of 10/31/14 Stock Holdings)		(% of Fund's 10/31/14 Net Assets)

United States	44.86%	Wesco Aircraft Holdings, Inc.	4.26%
China	18.86%	IDEXX Laboratories, Inc.	3.75%
Switzerland	9.80%	Google Inc.*	3.58%
France	5.62%	Compagnie Financiere Richemont S.A., Unit A	3.55%
United Kingdom	4.59%	Schneider Electric SE	3.41%
Netherlands	3.12%	Liberty Global PLC, Series C	3.31%
Canada	3.04%	Amazon.com, Inc.	3.09%
Mexico	2.72%	Diageo PLC	3.02%
Brazil	2.29%	Lindt & Spruengli AG - Participation Certificate	2.98%
India	2.20%	CAR Inc.	2.96%
Sweden	2.00%
Belgium	0.53%
Germany	0.37%
	100.00%

*Google Inc. holding includes Class A and Class C.

DAVIS GLOBAL FUND – (CONTINUED)	Fund Overview
October 31, 2014

New Positions Added (11/01/13-10/31/14)
(Highlighted positions are those greater than 2.00% of the Fund's 10/31/14 net assets)
Security	Industry	Date of 1st Purchase	% of Fund's 10/31/14 Net Assets
Alibaba Group Holding Ltd., ADR	Software & Services	09/18/14	2.92%
Amazon.com, Inc.	Retailing	02/07/14	3.09%
Anhui Conch Cement Co. Ltd. - H	Materials	10/22/14	1.93%
Assa Abloy AB, Class B	Capital Goods	05/06/14	1.95%
BM&FBOVESPA S.A.	Diversified Financial Services	05/30/14	1.03%
Canadian Natural Resources Ltd.	Energy	02/06/14	0.42%
CAR Inc.	Transportation	09/12/14	2.96%
Coupons.com Inc.	Retailing	03/07/14	0.40%
Encana Corp.	Energy	08/25/14	1.83%
Express Scripts Holding Co.	Health Care Equipment & Services	10/16/14	1.07%
GrubHub, Inc.	Software & Services	04/04/14	0.63%
Holcim Ltd.	Materials	04/15/14	–
IMI PLC	Capital Goods	10/08/14	0.49%
International Business Machines Corp.	Software & Services	09/12/14	–
JD.com Inc., Class A, ADR	Retailing	05/22/14	1.41%
Jumei International Holding Ltd.,
Class A, ADR	Retailing	05/16/14	0.16%
Las Vegas Sands Corp.	Consumer Services	01/09/14	1.45%
Qihoo 360 Technology Co. Ltd.,
Class A, ADR	Software & Services	12/18/13	1.12%
Rockwell Automation, Inc.	Capital Goods	03/13/14	2.70%
Sysco Corp.	Food & Staples Retailing	02/03/14	0.35%
Twitter, Inc.	Software & Services	11/07/13	–
Ultra Petroleum Corp.	Energy	06/04/14	2.32%
United Spirits Ltd.	Food, Beverage & Tobacco	07/17/14	2.15%
Valeant Pharmaceuticals International, Inc.	Pharmaceuticals, Biotechnology &
	Life Sciences	03/07/14	0.73%
YY Inc., Class A, ADR	Software & Services	07/07/14	1.30%
zulily, inc., Class A	Retailing	11/15/13	–

DAVIS GLOBAL FUND – (CONTINUED)	Fund Overview
October 31, 2014

Positions Closed (11/01/13-10/31/14)
(Gains and losses greater than $500,000 are highlighted)
Security	Industry	Date of Final Sale	Realized Gain (Loss)
Air Products and Chemicals, Inc.	Materials	09/15/14	$541,642
BHP Billiton PLC	Materials	01/03/14	(92,317)
Brasil Pharma S.A., Stock Rights	Food & Staples Retailing	05/29/14	4,590
CETIP S.A. - Mercados Organizados,
Stock Rights	Capital Markets	05/29/14	104
C.H. Robinson Worldwide, Inc.	Transportation	03/14/14	(80,553)
China Merchants Bank Co., Ltd. - H	Banks	01/09/14	(273,417)
China Merchants Holdings
International Co., Ltd.	Transportation	01/13/14	(576,011)
Coca-Cola Co.	Food, Beverage & Tobacco	01/22/14	330,865
Greatview Aseptic Packaging Co., Ltd.	Materials	04/07/14	(173,275)
Hang Lung Group Ltd.	Real Estate	03/27/14	(455,961)
Holcim Ltd.	Materials	07/03/14	6,818
International Business Machines Corp.	Software & Services	10/28/14	(360,170)
Monsanto Co.	Materials	01/08/14	527,641
Potash Corp. of Saskatchewan Inc.	Materials	01/07/14	(563,429)
Rio Tinto PLC	Materials	01/03/14	(155,398)
Schlumberger Ltd.	Energy	03/13/14	382,617
SINA Corp.	Software & Services	05/16/14	(70,955)
Sinopharm Group Co. - H	Health Care Equipment & Services	10/07/14	81,050
Sinovac Biotech Ltd.	Pharmaceuticals, Biotechnology &
	Life Sciences	09/29/14	(261,792)
Springleaf Holdings Inc.	Consumer Finance	03/18/14	129,539
Twitter, Inc.	Software & Services	08/13/14	1,030,398
Walt Disney Co.	Media	01/14/14	891,612
zulily, inc., Class A	Retailing	03/04/14	2,523,304

DAVIS INTERNATIONAL FUND	Fund Overview
October 31, 2014

Portfolio Composition		Industry Weightings
(% of Fund's 10/31/14 Net Assets)		(% of 10/31/14 Stock Holdings)

				MSCI
				ACWI®
			Fund	EX USA
Common Stock (Foreign)	98.45%	Food, Beverage & Tobacco	18.70%	6.73%
Short-Term Investments	3.01%	Information Technology	18.17%	7.10%
Other Assets & Liabilities	(1.46)%	Health Care	8.57%	8.57%
	100.00%	Transportation	8.34%	2.62%
		Capital Goods	7.22%	7.37%
		Consumer Durables & Apparel	7.00%	2.01%
		Retailing	6.43%	1.45%
		Energy	6.29%	8.50%
		Materials	5.69%	7.80%
		Diversified Financials	4.73%	2.86%
		Media	4.50%	1.66%
		Commercial & Professional Services	3.59%	0.83%
		Food & Staples Retailing	0.77%	1.92%
		Banks	–	16.18%
		Telecommunication Services	–	5.44%
		Insurance	–	5.19%
		Other	–	13.77%
			100.00%	100.00%

Country Diversification		Top 10 Long-Term Holdings
(% of 10/31/14 Stock Holdings)		(% of Fund's 10/31/14 Net Assets)

China	30.01%	Schneider Electric SE	5.18%
Switzerland	19.49%	Lindt & Spruengli AG - Participation Certificate	5.12%
France	12.93%	Compagnie Financiere Richemont S.A., Unit A	4.93%
United Kingdom	8.11%	Kuehne & Nagel International AG	4.87%
Canada	7.95%	Heineken Holding N.V.	4.84%
Netherlands	6.91%	Diageo PLC	4.45%
Brazil	4.62%	Grupo Televisa S.A.B., ADR	4.43%
Mexico	4.50%	Essilor International S.A.	3.92%
India	2.09%	SouFun Holdings Ltd., Class A, ADR	3.77%
Belgium	1.44%	Lafarge S.A.	3.63%
Sweden	1.01%
Germany	0.94%
	100.00%

DAVIS INTERNATIONAL FUND – (CONTINUED)	Fund Overview
October 31, 2014

New Positions Added (11/01/13-10/31/14)
(Highlighted positions are those greater than 3.00% of the Fund's 10/31/14 net assets)
Security	Industry	Date of 1st Purchase	% of Fund's 10/31/14 Net Assets
Alibaba Group Holding Ltd., ADR	Software & Services	09/18/14	3.17%
Anhui Conch Cement Co. Ltd. - H	Materials	10/22/14	1.97%
Assa Abloy AB, Class B	Capital Goods	05/06/14	0.99%
BM&FBOVESPA S.A.	Diversified Financial Services	05/30/14	1.71%
Canadian Natural Resources Ltd.	Energy	02/06/14	2.81%
CAR Inc.	Transportation	09/12/14	3.34%
Diageo PLC	Food, Beverage & Tobacco	12/20/13	4.45%
Encana Corp.	Energy	08/25/14	3.39%
Holcim Ltd.	Materials	04/15/14	–
JD.com Inc., Class A, ADR	Retailing	05/22/14	2.22%
Jumei International Holding Ltd.,
Class A, ADR	Retailing	05/16/14	0.24%
Qihoo 360 Technology Co. Ltd.,
Class A, ADR	Software & Services	12/18/13	2.47%
United Spirits Ltd.	Food, Beverage & Tobacco	07/17/14	2.06%
Valeant Pharmaceuticals International, Inc.	Pharmaceuticals, Biotechnology &
	Life Sciences	03/07/14	1.64%
YY Inc., Class A, ADR	Software & Services	07/07/14	2.21%

Positions Closed (11/01/13-10/31/14)
(Gains and losses greater than $300,000 are highlighted)
Security	Industry	Date of Final Sale	Realized Gain (Loss)
ABB Ltd., ADR	Capital Goods	01/10/14	$87,537
America Movil S.A.B. de C.V.,
Series L, ADR	Telecommunication Services	12/20/13	(239,739)
BHP Billiton PLC	Materials	01/13/14	(38,839)
Brasil Pharma S.A., Stock Rights	Food & Staples Retailing	05/29/14	3,798
CETIP S.A. - Mercados Organizados,
Stock Rights	Capital Markets	05/29/14	67
China Merchants Bank Co., Ltd. - H	Banks	01/10/14	(321,139)
China Merchants Holdings
International Co., Ltd.	Transportation	01/13/14	(99,238)
Greatview Aseptic Packaging Co., Ltd.	Materials	04/07/14	(135,251)
Hang Lung Group Ltd.	Real Estate	03/27/14	(368,524)
Holcim Ltd.	Materials	07/03/14	2,939
Nielsen Holdings N.V.	Commercial & Professional Services	02/06/14	258,582
Potash Corp. of Saskatchewan Inc.	Materials	01/09/14	(134,764)
RHJ International	Diversified Financial Services	02/21/14	(450,672)
Rio Tinto PLC	Materials	01/13/14	(75,092)
Schindler Holding AG -
Participation Certificate	Capital Goods	09/19/14	433,999
Shandong Weigao Group Medical
Polymer Co. Ltd. - H	Health Care Equipment & Services	08/11/14	(105,732)
SINA Corp.	Software & Services	05/16/14	(83,831)
Sinopharm Group Co. - H	Health Care Equipment & Services	10/07/14	127,049
Sinovac Biotech Ltd.	Pharmaceuticals, Biotechnology &
	Life Sciences	09/29/14	(78,513)
Tenaris S.A., ADR	Energy	01/10/14	17,478

DAVIS GLOBAL FUND	Expense Example
DAVIS INTERNATIONAL FUND

As a shareholder of each Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchases, contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including advisory and administrative fees, distribution and/or service (12b-1) fees, and other Fund expenses. The Expense Example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for each class is for the six-month period ended October 31, 2014.

Actual Expenses

The information represented in the row entitled "Actual" provides information about actual account values and actual expenses. You may use the information in this row, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. An annual maintenance fee of $15, charged on retirement plan accounts per Social Security Number, is not included in the Expense Example. This fee will be waived for accounts sharing the same Social Security Number if the accounts total at least $50,000 at Davis Funds. If this fee was included, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower, by this amount.

Hypothetical Example for Comparison Purposes

The information represented in the row entitled "Hypothetical" provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. An annual maintenance fee of $15, charged on retirement plan accounts per Social Security Number, is not included in the Expense Example. This fee will be waived for accounts sharing the same Social Security Number if the accounts total at least $50,000 at Davis Funds. If this fee was included, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower, by this amount.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads) or redemption fees. Therefore, the information in the row entitled "Hypothetical" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

DAVIS GLOBAL FUND	Expense Example – (Continued)
DAVIS INTERNATIONAL FUND

	Beginning Account Value (05/01/14)	Ending Account Value (10/31/14)	Expenses Paid During Period* (05/01/14-10/31/14)
Davis Global Fund
Class A (annualized expense ratio 0.98%**)
Actual	$1,000.00	$1,031.35	$5.02
Hypothetical	$1,000.00	$1,020.27	$4.99
Class B (annualized expense ratio 2.25%**)
Actual	$1,000.00	$1,024.69	$11.48
Hypothetical	$1,000.00	$1,013.86	$11.42
Class C (annualized expense ratio 1.82%**)
Actual	$1,000.00	$1,026.73	$9.30
Hypothetical	$1,000.00	$1,016.03	$9.25
Class Y (annualized expense ratio 0.69%**)
Actual	$1,000.00	$1,033.04	$3.54
Hypothetical	$1,000.00	$1,021.73	$3.52

Davis International Fund
Class A (annualized expense ratio 1.16%**)
Actual	$1,000.00	$995.31	$5.83
Hypothetical	$1,000.00	$1,019.36	$5.90
Class B (annualized expense ratio 2.30%**)
Actual	$1,000.00	$988.39	$11.53
Hypothetical	$1,000.00	$1,013.61	$11.67
Class C (annualized expense ratio 2.30%**)
Actual	$1,000.00	$989.35	$11.53
Hypothetical	$1,000.00	$1,013.61	$11.67
Class Y (annualized expense ratio 0.81%**)
Actual	$1,000.00	$996.20	$4.08
Hypothetical	$1,000.00	$1,021.12	$4.13

Hypothetical assumes 5% annual return before expenses.

*Expenses are equal to each Class's annualized operating expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

**The expense ratios reflect the impact, if any, of certain reimbursements from the Adviser.

DAVIS GLOBAL FUND	Schedule of Investments
October 31, 2014

	Shares	Value (Note 1)
COMMON STOCK – (97.41%)
CONSUMER DISCRETIONARY – (20.46%)
Consumer Durables & Apparel – (3.80%)
Compagnie Financiere Richemont S.A., Unit A (Switzerland)	101,670	$8,572,182
Hunter Douglas N.V. (Netherlands)	14,530	602,228
		9,174,410
Consumer Services – (1.45%)
Las Vegas Sands Corp.	56,370	3,509,596
Media – (5.97%)
Grupo Televisa S.A.B., ADR (Mexico)	178,210	6,440,509
Liberty Global PLC, Series C *	179,650	7,989,036
		14,429,545
Retailing – (9.24%)
Amazon.com, Inc. *	24,410	7,456,279
Coupons.com Inc. *	69,800	971,616
Ctrip.com International, Ltd., ADR (China)*	33,300	1,941,390
JD.com Inc., Class A, ADR (China)*	142,260	3,398,591
Jumei International Holding Ltd., Class A, ADR (China)*	14,600	393,032
Netflix Inc. *	3,110	1,221,515
Priceline Group Inc. *	2,005	2,418,451
Vipshop Holdings Ltd., ADS (China)*	19,670	4,510,134
		22,311,008
	TOTAL CONSUMER DISCRETIONARY	49,424,559
CONSUMER STAPLES – (11.57%)
Food & Staples Retailing – (0.61%)
Brasil Pharma S.A. (Brazil)*	438,800	643,679
Sysco Corp.	21,720	837,089
		1,480,768
Food, Beverage & Tobacco – (10.96%)
Diageo PLC (United Kingdom)	247,255	7,292,138
Heineken Holding N.V. (Netherlands)	104,359	6,764,195
Lindt & Spruengli AG - Participation Certificate (Switzerland)	1,436	7,207,248
United Spirits Ltd. (India)*	115,660	5,199,923
		26,463,504
	TOTAL CONSUMER STAPLES	27,944,272
ENERGY – (4.57%)
Canadian Natural Resources Ltd. (Canada)	28,930	1,009,078
Encana Corp. (Canada)	237,280	4,420,527
Ultra Petroleum Corp. *	246,610	5,622,708
	TOTAL ENERGY	11,052,313
FINANCIALS – (6.41%)
Banks – (0.93%)
Wells Fargo & Co.	42,200	2,240,398

DAVIS GLOBAL FUND – (CONTINUED)	Schedule of Investments
October 31, 2014

	Shares	Value (Note 1)
COMMON STOCK – (CONTINUED)
FINANCIALS – (CONTINUED)
Diversified Financials – (5.48%)
Capital Markets – (1.31%)
CETIP S.A. - Mercados Organizados (Brazil)	74,220	$938,805
Charles Schwab Corp.	78,040	2,237,407
		3,176,212
Diversified Financial Services – (4.17%)
Berkshire Hathaway Inc., Class B *	42,420	5,945,587
BM&FBOVESPA S.A. (Brazil)	566,300	2,491,914
Groupe Bruxelles Lambert S.A. (Belgium)	13,943	1,246,049
Pargesa Holding S.A., Bearer Shares (Switzerland)	4,966	386,561
		10,070,111
		13,246,323
	TOTAL FINANCIALS	15,486,721
HEALTH CARE – (11.15%)
Health Care Equipment & Services – (10.42%)
Diagnosticos da America S.A. (Brazil)	316,380	1,348,033
Essilor International S.A. (France)	29,232	3,227,855
Express Scripts Holding Co. *	33,540	2,576,543
IDEXX Laboratories, Inc. *	63,918	9,055,263
Laboratory Corp. of America Holdings *	26,560	2,902,742
UnitedHealth Group Inc.	63,900	6,071,139
		25,181,575
Pharmaceuticals, Biotechnology & Life Sciences – (0.73%)
Valeant Pharmaceuticals International, Inc. (Canada)*	13,290	1,768,101
	TOTAL HEALTH CARE	26,949,676
INDUSTRIALS – (24.73%)
Capital Goods – (13.22%)
Assa Abloy AB, Class B (Sweden)	88,890	4,718,686
Brenntag AG (Germany)	18,230	884,549
IMI PLC (United Kingdom)	60,430	1,183,382
PACCAR Inc.	67,670	4,420,204
Rockwell Automation, Inc.	58,010	6,517,423
Schneider Electric SE (France)	104,480	8,231,572
Textron Inc.	67,220	2,791,646
TransDigm Group, Inc.	16,990	3,177,640
		31,925,102
Commercial & Professional Services – (0.98%)
Experian PLC (United Kingdom)	157,765	2,372,177
Transportation – (10.53%)
CAR Inc. (China)*(a)	5,138,900	7,151,249
Expeditors International of Washington, Inc.	23,630	1,008,056
Kuehne & Nagel International AG (Switzerland)	53,625	6,988,949
Wesco Aircraft Holdings, Inc. *	580,070	10,296,243
		25,444,497
	TOTAL INDUSTRIALS	59,741,776

DAVIS GLOBAL FUND – (CONTINUED)	Schedule of Investments
October 31, 2014

	Shares/Units/ Principal	Value (Note 1)
COMMON STOCK – (CONTINUED)
INFORMATION TECHNOLOGY – (15.83%)
Software & Services – (15.83%)
58.com Inc., Class A, ADR (China)*	6,440	$254,831
Alibaba Group Holding Ltd., ADR (China)*	71,650	7,064,690
Angie's List Inc. *	389,480	2,714,676
ASAC II L.P., Private Placement *(a)	2,100,000	2,842,770
Google Inc., Class A *	7,668	4,354,427
Google Inc., Class C *	7,668	4,287,025
GrubHub, Inc. *	41,970	1,526,029
NetEase, Inc., ADR (China)	18,240	1,727,693
Qihoo 360 Technology Co. Ltd., Class A, ADR (China)*	37,160	2,711,937
SouFun Holdings Ltd., Class A, ADR (China)	561,490	5,474,528
Youku Tudou Inc., Class A, ADR (China)*	109,112	2,138,595
YY Inc., Class A, ADR (China)*	37,920	3,142,051
		38,239,252
	TOTAL INFORMATION TECHNOLOGY	38,239,252
MATERIALS – (2.69%)
Anhui Conch Cement Co. Ltd. - H (China)	1,423,000	4,660,130
Lafarge S.A. (France)	26,430	1,834,250
	TOTAL MATERIALS	6,494,380
TOTAL COMMON STOCK – (Identified cost $204,718,422)		235,332,949
STOCK WARRANTS – (0.43%)
FINANCIALS – (0.43%)
Banks – (0.43%)
Wells Fargo & Co., strike price $34.01, expires 10/28/18 *	48,510	1,041,025
TOTAL STOCK WARRANTS – (Identified cost $372,195)		1,041,025
SHORT-TERM INVESTMENTS – (2.22%)
Mizuho Securities USA Inc. Joint Repurchase Agreement, 0.10%, 11/03/14, dated 10/31/14, repurchase value of $2,428,020 (collateralized by: U.S. Government agency mortgages and obligations in a pooled cash account, 0.00%-4.50%, 01/15/15-02/15/24, total market value $2,476,560)	$2,428,000	2,428,000
Nomura Securities International, Inc. Joint Repurchase Agreement, 0.11%, 11/03/14, dated 10/31/14, repurchase value of $2,241,021 (collateralized by: U.S. Government agency mortgages in a pooled cash account, 2.50%-6.50%, 03/20/38-10/20/44, total market value $2,285,820)	2,241,000	2,241,000

DAVIS GLOBAL FUND – (CONTINUED)	Schedule of Investments
October 31, 2014

	Principal	Value (Note 1)
SHORT-TERM INVESTMENTS – (CONTINUED)
SunTrust Robinson Humphrey, Inc. Joint Repurchase Agreement, 0.14%, 11/03/14, dated 10/31/14, repurchase value of $690,008 (collateralized by: U.S. Government agency mortgages in a pooled cash account, 2.095%-4.50%, 08/01/22-09/01/44, total market value $703,800)	$690,000	$690,000
	TOTAL SHORT-TERM INVESTMENTS – (Identified cost $5,359,000)	5,359,000
	Total Investments – (100.06%) – (Identified cost $210,449,617) – (b)	241,732,974
	Liabilities Less Other Assets – (0.06%)	(154,748)
	Net Assets – (100.00%)	$241,578,226

ADR: American Depositary Receipt

ADS: American Depositary Share

*	Non-Income producing security.

(a)	Restricted Security – See Note 7 of the Notes to Financial Statements.

(b)	Aggregate cost for federal income tax purposes is $210,999,833. At October 31, 2014 unrealized appreciation (depreciation) of securities for federal income tax purposes is as follows:

	Unrealized appreciation	$40,803,471
	Unrealized depreciation	(10,070,330)
	Net unrealized appreciation	$30,733,141

See Notes to Financial Statements

DAVIS INTERNATIONAL FUND	Schedule of Investments
October 31, 2014

	Shares	Value (Note 1)
COMMON STOCK – (98.45%)
CONSUMER DISCRETIONARY – (17.66%)
Consumer Durables & Apparel – (6.90%)
Compagnie Financiere Richemont S.A., Unit A (Switzerland)	41, 320	$3,483,845
Hunter Douglas N.V. (Netherlands)	33,420	1,385,166
		4,869,011
Media – (4.43%)
Grupo Televisa S.A.B., ADR (Mexico)	86,520	3,126,833
Retailing – (6.33%)
Ctrip.com International, Ltd., ADR (China)*	18,120	1,056,396
JD.com Inc., Class A, ADR (China)*	65,600	1,567,184
Jumei International Holding Ltd., Class A, ADR (China)*	6,200	166,904
Vipshop Holdings Ltd., ADS (China)*	7,340	1,682,988
		4,473,472
	TOTAL CONSUMER DISCRETIONARY	12,469,316
CONSUMER STAPLES – (19.16%)
Food & Staples Retailing – (0.75%)
Brasil Pharma S.A. (Brazil)*	363,100	532,635
Food, Beverage & Tobacco – (18.41%)
Diageo PLC (United Kingdom)	106,614	3,144,300
Heineken Holding N.V. (Netherlands)	52,690	3,415,186
Lindt & Spruengli AG - Participation Certificate (Switzerland)	720	3,613,662
Nestle S.A. (Switzerland)	18,710	1,372,081
United Spirits Ltd. (India)*	32,280	1,451,267
		12,996,496
	TOTAL CONSUMER STAPLES	13,529,131
ENERGY – (6.20%)
Canadian Natural Resources Ltd. (Canada)	56,800	1,981,184
Encana Corp. (Canada)	128,440	2,392,837
	TOTAL ENERGY	4,374,021
FINANCIALS – (4.65%)
Diversified Financials – (4.65%)
Capital Markets – (0.87%)
CETIP S.A. - Mercados Organizados (Brazil)	48,500	613,474
Diversified Financial Services – (3.78%)
BM&FBOVESPA S.A. (Brazil)	274,260	1,206,838
Groupe Bruxelles Lambert S.A. (Belgium)	11,200	1,000,915
Pargesa Holding S.A., Bearer Shares (Switzerland)	5,960	463,935
		2,671,688
		3,285,162
	TOTAL FINANCIALS	3,285,162
HEALTH CARE – (8.44%)
Health Care Equipment & Services – (5.14%)
Diagnosticos da America S.A. (Brazil)	202,090	861,066
Essilor International S.A. (France)	25,050	2,766,070
		3,627,136

DAVIS INTERNATIONAL FUND – (CONTINUED)	Schedule of Investments
October 31, 2014

	Shares/Principal	Value (Note 1)
COMMON STOCK – (CONTINUED)
HEALTH CARE – (Continued)
Pharmaceuticals, Biotechnology & Life Sciences – (3.30%)
Roche Holding AG - Genusschein (Switzerland)	3,980	$1,174,503
Valeant Pharmaceuticals International, Inc. (Canada)*	8,680	1,154,787
		2,329,290
	TOTAL HEALTH CARE	5,956,426
INDUSTRIALS – (18.85%)
Capital Goods – (7.11%)
Assa Abloy AB, Class B (Sweden)	13,200	700,716
Brenntag AG (Germany)	13,530	656,497
Schneider Electric SE (France)	46,460	3,660,403
		5,017,616
Commercial & Professional Services – (3.53%)
Experian PLC (United Kingdom)	165,822	2,493,323
Transportation – (8.21%)
CAR Inc. (China)*(a)	1,697,500	2,362,226
Kuehne & Nagel International AG (Switzerland)	26,380	3,438,107
		5,800,333
	TOTAL INDUSTRIALS	13,311,272
INFORMATION TECHNOLOGY – (17.89%)
Software & Services – (17.89%)
58.com Inc., Class A, ADR (China)*	3,340	132,164
Alibaba Group Holding Ltd., ADR (China)*	22,710	2,239,206
NetEase, Inc., ADR (China)	25,550	2,420,096
Qihoo 360 Technology Co. Ltd., Class A, ADR (China)*	23,925	1,746,047
SouFun Holdings Ltd., Class A, ADR (China)	272,870	2,660,482
Youku Tudou Inc., Class A, ADR (China)*	95,480	1,871,408
YY Inc., Class A, ADR (China)*	18,860	1,562,740
		12,632,143
	TOTAL INFORMATION TECHNOLOGY	12,632,143
MATERIALS – (5.60%)
Anhui Conch Cement Co. Ltd. - H (China)	424,000	1,388,542
Lafarge S.A. (France)	36,950	2,564,342
	TOTAL MATERIALS	3,952,884
TOTAL COMMON STOCK – (Identified cost $61,560,083)		69,510,355
SHORT-TERM INVESTMENTS – (3.01%)
Mizuho Securities USA Inc. Joint Repurchase Agreement, 0.10%, 11/03/14, dated 10/31/14, repurchase value of $963,008 (collateralized by: U.S. Government agency mortgages and obligations in a pooled cash account, 0.00%-4.50%, 01/15/15-02/15/24, total market value $982,260)	$963,000	963,000
Nomura Securities International, Inc. Joint Repurchase Agreement, 0.11%, 11/03/14, dated 10/31/14, repurchase value of $889,008 (collateralized by: U.S. Government agency mortgages in a pooled cash account, 2.50%-6.50%, 05/15/38-10/15/44, total market value $906,780)	889,000	889,000

DAVIS INTERNATIONAL FUND – (CONTINUED)	Schedule of Investments
October 31, 2014

		Principal	Value (Note 1)
SHORT-TERM INVESTMENTS – (CONTINUED)
	SunTrust Robinson Humphrey, Inc. Joint Repurchase Agreement, 0.14%, 11/03/14, dated 10/31/14, repurchase value of $274,003 (collateralized by: U.S. Government agency mortgages in a pooled cash account, 1.88%-5.00%, 08/01/22-09/01/44, total market value $279,480)	$274,000	$274,000
		TOTAL SHORT-TERM INVESTMENTS – (Identified cost $2,126,000)	2,126,000
		Total Investments – (101.46%) – (Identified cost $63,686,083) – (b)	71,636,355
		Liabilities Less Other Assets – (1.46%)	(1,029,628)
		Net Assets – (100.00%)	$70,606,727

ADR: American Depositary Receipt

ADS: American Depositary Share

*	Non-Income producing security.

(a)	Restricted Security – See Note 7 of the Notes to Financial Statements.

(b)	Aggregate cost for federal income tax purposes is $64,325,741. At October 31, 2014 unrealized appreciation (depreciation) of securities for federal income tax purposes is as follows:

		Unrealized appreciation	$11,464,256
		Unrealized depreciation	(4,153,642)
		Net unrealized appreciation	$7,310,614

See Notes to Financial Statements

DAVIS GLOBAL FUND	Statements of Assets and Liabilities
DAVIS INTERNATIONAL FUND	At October 31, 2014

	Davis Global Fund	Davis International Fund
ASSETS:
Investments in securities at value* (see accompanying Schedules of Investments)	$241,732,974	$71,636,355
Cash	1,859	1,649
Receivables:
Capital stock sold	2,029,916	22,429
Dividends and interest	144,157	148,799
Investment securities sold	–	341,497
Prepaid expenses	4,495	2,020
Due from Adviser	–	407
Total assets	243,913,401	72,153,156
LIABILITIES:
Payables:
Capital stock redeemed	318,094	139
Deferred foreign taxes	106,247	7,687
Investment securities purchased	1,660,911	1,424,283
Accrued distribution and service plan fees	32,236	1,700
Accrued investment advisory fee	107,609	32,883
Other accrued expenses	110,078	79,737
Total liabilities	2,335,175	1,546,429
NET ASSETS	$241,578,226	$70,606,727
NET ASSETS CONSIST OF:
Par value of shares of capital stock	$636,027	$335,928
Additional paid-in capital	207,560,700	63,812,123
Undistributed net investment income (loss)	259,973	(125,156)
Accumulated net realized gains (losses) from investments	1,951,915	(1,350,861)
Net unrealized appreciation on investments and foreign currency transactions**	31,169,611	7,934,693
Net Assets	$241,578,226	$70,606,727

*Including:
Cost of investments	$210,449,617	$63,686,083

**Net of deferred foreign taxes of	106,247	7,687

DAVIS GLOBAL FUND	Statements of Assets and Liabilities – (Continued)
DAVIS INTERNATIONAL FUND	At October 31, 2014

	Davis Global Fund	Davis International Fund
CLASS A SHARES:
Net assets	$61,577,376	$6,851,531
Shares outstanding	3,227,538	646,066
Net asset value and redemption price per share (Net assets ÷ Shares outstanding)	$19.08	$10.61
Maximum offering price per share (100/95.25 of net asset value)†	$20.03	$11.14

CLASS B SHARES:
Net assets	$1,039,822	$114,045
Shares outstanding	56,948	11,154
Net asset value and redemption price per share (Net assets ÷ Shares outstanding)	$18.26	$10.22

CLASS C SHARES:
Net assets	$28,619,255	$853,816
Shares outstanding	1,551,741	83,527
Net asset value, offering, and redemption price per share (Net assets ÷ Shares outstanding)	$18.44	$10.22

CLASS Y SHARES:
Net assets	$150,341,773	$62,787,335
Shares outstanding	7,884,307	5,977,808
Net asset value, offering, and redemption price per share (Net assets ÷ Shares outstanding)	$19.07	$10.50

†On purchases of $100,000 or more, the offering price is reduced.

See Notes to Financial Statements

DAVIS GLOBAL FUND	Statements of Operations
DAVIS INTERNATIONAL FUND	For the year ended October 31, 2014

	Davis Global Fund	Davis International Fund
INVESTMENT INCOME:
Income:
Dividends*	$2,267,735	$1,126,676
Interest	5,175	1,517
Net securities lending fees	25,624	3,256
Total income	2,298,534	1,131,449

Expenses:
Investment advisory fees (Note 3)	985,276	380,933
Custodian fees	99,666	79,190
Transfer agent fees:
Class A	53,531	10,995
Class B	8,136	2,988
Class C	22,234	4,052
Class Y	16,273	3,747
Audit fees	20,520	20,520
Legal fees	433	176
Accounting fees (Note 3)	3,000	3,000
Reports to shareholders	15,825	5,578
Directors' fees and expenses	6,782	4,445
Registration and filing fees	60,528	57,602
Miscellaneous	14,556	12,000
Payments under distribution plan (Note 3):
Class A	84,662	12,497
Class B	13,754	1,219
Class C	140,269	5,515
Total expenses	1,545,445	604,457
Reimbursement of expenses by Adviser (Note 3)	–	(3,743)
Net expenses	1,545,445	600,714
Net investment income	753,089	530,735

REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS:
Net realized gain from:
Investment transactions	16,515,446	6,717,529
Foreign currency transactions	10,372	6,718
Net realized gain	16,525,818	6,724,247
Net increase (decrease) in unrealized appreciation**	1,633,722	(4,090,845)
Net realized and unrealized gain on investments and foreign currency transactions	18,159,540	2,633,402
Net increase in net assets resulting from operations	$18,912,629	$3,164,137

*Net of foreign taxes withheld as follows	$144,097	$130,989

**Net of deferred foreign taxes of	106,247	7,687

See Notes to Financial Statements

DAVIS GLOBAL FUND	Statements of Changes in Net Assets
DAVIS INTERNATIONAL FUND	For the year ended October 31, 2014

	Davis Global Fund	Davis International Fund

OPERATIONS:
Net investment income	$753,089	$530,735
Net realized gain from investments and foreign currency transactions	16,525,818	6,724,247
Net increase (decrease) in unrealized appreciation on investments and foreign currency transactions	1,633,722	(4,090,845)
Net increase in net assets resulting from operations	18,912,629	3,164,137

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Class A	(176,634)	(25,647)
Class Y	(660,332)	(484,973)

CAPITAL SHARE TRANSACTIONS:
Net increase (decrease) in net assets resulting from capital share transactions (Note 4):
Class A	17,190,151	2,063,276
Class B	(589,755)	(16,383)
Class C	18,915,440	491,136
Class Y	38,838,936	2,083,407
Total increase in net assets	92,430,435	7,274,953

NET ASSETS:
Beginning of year	149,147,791	63,331,774
End of year*	$241,578,226	$70,606,727

*Including undistributed net investment income (loss) of	$259,973	$(125,156)

See Notes to Financial Statements

DAVIS GLOBAL FUND	Statements of Changes in Net Assets
DAVIS INTERNATIONAL FUND	For the year ended October 31, 2013

	Davis Global Fund	Davis International Fund

OPERATIONS:
Net investment income	$889,304	$498,097
Net realized gain from investments and foreign currency transactions	9,382,021	21,229
Net increase in unrealized appreciation on investments and foreign currency transactions	28,221,438	12,010,101
Net increase in net assets resulting from operations	38,492,763	12,529,427

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Class A	(394,380)	(44,821)
Class B	(689)	(339)
Class C	(26,371)	(784)
Class Y	(1,361,660)	(802,577)

CAPITAL SHARE TRANSACTIONS:
Net increase (decrease) in net assets resulting from capital share transactions (Note 4):
Class A	(610,574)	306,311
Class B	(448,600)	(8,306)
Class C	(1,151,358)	79,915
Class Y	(11,206,153)	748,307
Total increase in net assets	23,292,978	12,807,133

NET ASSETS:
Beginning of year	125,854,813	50,524,641
End of year*	$149,147,791	$63,331,774

*Including undistributed net investment income (loss) of	$1,879	$(358,372)

See Notes to Financial Statements

DAVIS GLOBAL FUND	Notes to Financial Statements
DAVIS INTERNATIONAL FUND	October 31, 2014

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Davis New York Venture Fund, Inc. (a Maryland corporation) ("Company"), is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Company operates as a series issuing shares of common stock including the following two funds (collectively "Funds"):

Davis Global Fund seeks to achieve long-term growth of capital. It invests principally in common stocks issued by both United States and foreign companies, including countries with developed or emerging markets. The Fund commenced operations on December 22, 2004, and until January 1, 2007, shares of the Fund were not available for public sale.

Davis International Fund seeks to achieve long-term growth of capital. It invests principally in common stocks issued by foreign companies, including countries with developed or emerging markets. The Fund commenced operations on December 29, 2006, and until January 1, 2010, shares of the Fund were not available for public sale.

Because of the risk inherent in any investment program, the Company cannot ensure that the investment objective of its Funds will be achieved.

Prior to being available for public sale, only the directors, officers, and employees of the Funds or their investment adviser and sub-adviser (and the investment adviser itself and affiliated companies) were eligible to purchase the Funds' shares.

The Company accounts separately for the assets, liabilities, and operations of each Fund. Each Fund offers Class A, Class C, and Class Y shares, and previously offered Class B shares for new purchases through April 30, 2013. Investors may continue to exchange Class B shares of other Davis Funds for Class B shares of the Funds and to exchange the Funds' Class B shares for Class B shares of other Davis Funds. New Class B share account applications will be returned and any investments for existing Class B share accounts will be made in Class A shares of Davis Government Money Market Fund. Class A shares are sold with a front-end sales charge. Class C shares are sold and Class B shares were sold at net asset value and both may be subject to a contingent deferred sales charge upon redemption. Class B shares automatically convert to Class A shares after 7 years. Class Y shares are sold at net asset value and are not subject to any contingent deferred sales charge. Class Y shares are only available to certain qualified investors. Income, expenses (other than those attributable to a specific class), and gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by each class. Operating expenses are recorded on the accrual basis and those directly attributable to a specific class, such as distribution and transfer agent fees, are charged against the operations of that class. All classes have identical rights with respect to voting (exclusive of each class' distribution arrangement), liquidation, and distributions. Each Fund assesses a 2% fee on the proceeds of Fund shares that are redeemed (either by selling or exchanging to another Davis Fund) within 30 days of their purchase. The fee, which is retained by each Fund, is accounted for as an addition to paid-in capital. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

Security Valuation - The Funds calculate the net asset value of their shares as of the close of the New York Stock Exchange ("Exchange"), normally 4:00 P.M. Eastern time, on each day the Exchange is open for business. Securities listed on the Exchange (and other national exchanges including NASDAQ) are valued at the last reported sales price on the day of valuation. Listed securities for which no sale was reported on that date are valued at the average of closing bid and asked prices. Securities traded on foreign exchanges are valued based upon the last sales price on the principal exchange on which the security is traded prior to the time when the Funds' assets are valued. Securities (including restricted securities) for which market quotations are not readily available or securities whose values have been materially affected by what Davis Selected Advisers, L.P. ("Davis Advisors" or "Adviser"), the Funds' investment adviser, identifies as a significant event occurring before the Funds' assets are valued, but after the close of their respective exchanges will be fair valued using a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Funds' Pricing Committee and Board of Directors. The Pricing Committee considers all facts it deems relevant that are reasonably available, through either public information or information available to the Adviser's portfolio management team, when determining the fair value of a security. To assess the continuing appropriateness of security valuations, the Adviser may compare prior day prices, prices of comparable securities, and sale prices to the prior or current day prices and challenge those prices exceeding certain tolerance levels with the third-party pricing service or broker source. Fair value determinations are subject to review, approval, and ratification by the Funds' Board of Directors at its next regularly scheduled meeting covering the period in which the fair valuation was determined. Fair valuation standardized methodologies used by the Funds for equity securities include, but are not limited to, pricing partnerships by calculating the liquidation value of the investment on a daily basis using the closing price of the underlying stock and a waterfall schedule, which apportions the value of the partnership's interests based on the value of the net assets of the investment. A liquidity discount is then applied to the liquidation value. The Funds can also price securities at a discount of a last traded price.

DAVIS GLOBAL FUND	Notes to Financial Statements – (Continued)
DAVIS INTERNATIONAL FUND	October 31, 2014

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (CONTINUED)

Security Valuation - (Continued)

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value.

The Funds' valuation procedures are reviewed and subject to approval by the Board of Directors. There have been no significant changes to the fair valuation procedures during the period.

Value Measurements - Fair value is defined as the price that the Funds would receive upon selling an investment in an orderly transaction to an independent buyer in the principal market for the investment. Various inputs are used to determine the fair value of the Funds' investments. These inputs are summarized in the three broad levels listed below.

Level 1 –	quoted prices in active markets for identical securities
Level 2 –	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
Level 3 –	significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Funds can obtain the fair value assigned to a security if they were to sell the security.

The following is a summary of the inputs used as of October 31, 2014 in valuing each Fund's investments carried at value:

	Investments in Securities at Value
	Davis Global	Davis International
	Fund	Fund
Valuation inputs
Level 1 – Quoted Prices:
Equity securities:
Consumer Discretionary	$40,250,149	$7,600,305
Consumer Staples	837,089	–
Energy	11,052,313	4,374,021
Financials	11,464,417	–
Health Care	22,373,788	1,154,787
Industrials	28,211,212	–
Information Technology	35,396,482	12,632,143
Total Level 1	149,585,450	25,761,256
Level 2 – Other Significant Observable Inputs:
Equity securities*:
Consumer Discretionary	9,174,410	4,869,011
Consumer Staples	27,107,183	13,529,131
Financials	5,063,329	3,285,162
Health Care	4,575,888	4,801,639
Industrials	31,530,564	13,311,272
Materials	6,494,380	3,952,884
Short-term securities	5,359,000	2,126,000
Total Level 2	89,304,754	45,875,099
Level 3 – Significant Unobservable Inputs:
Equity securities:
Information Technology	2,842,770	–
Total Level 3	2,842,770	–
Total Investments	$241,732,974	$71,636,355

*Includes certain securities trading primarily outside the U.S. whose value the Funds adjusted as a result of significant market movements following the close of local trading.

DAVIS GLOBAL FUND	Notes to Financial Statements – (Continued)
DAVIS INTERNATIONAL FUND	October 31, 2014

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (CONTINUED)

Value Measurements - (Continued)

	Davis Global	Davis International
	Fund	Fund
Level 1 to Level 2 Transfers**:
Consumer Discretionary	$9,174,410	$4,869,011
Consumer Staples	21,907,260	8,933,564
Financials	2,571,415	2,078,324
Health Care	4,575,888	4,801,639
Industrials	18,477,247	10,248,330
Materials	1,834,250	2,564,342
Total	$58,540,470	$33,495,210

**Application of fair value procedures for securities traded on foreign exchanges triggered the transfers of investments between Level 1 and Level 2 of the fair value hierarchy during the year ended October 31, 2014.

The following table reconciles the valuation of assets in which significant unobservable inputs (Level 3) were used in determining fair value during the year ended October 31, 2014:
Davis Global Fund
Investment Securities:
Beginning balance	$2,194,920
Increase in unrealized appreciation	647,850
Ending balance	$2,842,770

Increase in unrealized appreciation during the period on Level 3 securities still held at October 31, 2014 and included in the change in net assets for the period	$647,850

There were no transfers of investments into or out of Level 3 of the fair value hierarchy during the period. Realized and unrealized gains (losses) are included in the related amounts on investments in the Statement of Operations.

The following table is a summary of those assets in which significant unobservable inputs (Level 3) were used by the Adviser in determining fair value.  Note that these amounts exclude any valuations provided by a pricing service or broker.

Assets Table for Davis Global Fund

	Fair Value at	Valuation	Unobservable
Investments at Value	October 31, 2014	Technique	Input	Amount
Equity securities	$2,842,770	Liquidation proceeds/Waterfall methodology based on underlying investment value, then applying liquidity discount	Discount rate	11.20%

The significant unobservable input used in the fair value measurement of equity securities is the discount rate, which, if changed, would affect the fair value of the Fund's investment.  An increase in the discount rate would result in a decrease in the fair value of the investment.

Master Repurchase Agreements - The Funds, along with other affiliated funds, may transfer uninvested cash balances into one or more master repurchase agreement accounts. These balances are invested in one or more repurchase agreements, secured by U.S. Government securities. A custodian bank holds securities pledged as collateral for repurchase agreements until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

DAVIS GLOBAL FUND	Notes to Financial Statements – (Continued)
DAVIS INTERNATIONAL FUND	October 31, 2014

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (CONTINUED)

Currency Translation - The market values of all assets and liabilities denominated in foreign currencies are recorded in the financial statements after translation to the U.S. Dollar based upon the mean between the bid and offered quotations of the currencies against U.S. Dollars on the date of valuation. The cost basis of such assets and liabilities is determined based upon historical exchange rates. Income and expenses are translated at average exchange rates in effect as accrued or incurred.

Foreign Currency - The Funds may enter into forward purchases or sales of foreign currencies to hedge certain foreign currency denominated assets and liabilities against declines in market value relative to the U.S. Dollar. Forward currency contracts are marked-to-market daily and the change in market value is recorded by the Funds as an unrealized gain or loss. When the forward currency contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the forward currency contract at the time it was opened and value at the time it was closed. Investments in forward currency contracts may expose the Funds to risks resulting from unanticipated movements in foreign currency exchange rates or failure of the counter-party to the agreement to perform in accordance with the terms of the contract.

Reported net realized foreign exchange gains or losses arise from the sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds' books, and the U.S. Dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. The Funds include foreign currency gains and losses realized on the sales of investments together with market gains and losses on such investments in the Statements of Operations.

Federal Income Taxes - It is each Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute substantially all of its taxable income, including any net realized gains on investments not offset by loss carryovers, to shareholders. Therefore, no provision for federal income or excise tax is required. The Adviser has analyzed the Funds' tax positions taken on federal and state income tax returns for all open tax years and has concluded that as of October 31, 2014, no provision for income tax is required in the Funds' financial statements related to these tax positions. The Funds' federal and state (Arizona) income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue. The earliest tax year that remains subject to examination by these jurisdictions is 2011.

Capital loss carryforwards with no expiration, if any, are required to be utilized before capital loss carryforwards with expiration dates. Capital losses with no expiration date will be carried forward to future years if not offset by gains. At October 31, 2014, the Funds had available for federal income tax purposes unused capital loss carryforwards as follows:

	Capital Loss Carryforwards
	Davis Global Fund	Davis International Fund
Expiring
10/31/2017	$–	$694,000
10/31/2018	–	657,000
Total	$–	$1,351,000

Utilized
During the year ended October 31, 2014	$14,147,000	$6,511,000

Additionally, based on the Funds' understanding of the tax rules and rates related to income, gains, and transactions for the foreign jurisdictions in which they invest, the Funds will provide for foreign taxes, and where appropriate, deferred foreign taxes.

DAVIS GLOBAL FUND	Notes to Financial Statements – (Continued)
DAVIS INTERNATIONAL FUND	October 31, 2014

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (CONTINUED)

Securities Transactions and Related Investment Income - Securities transactions are accounted for on the trade date (date the order to buy or sell is executed) with realized gain or loss on the sale of securities being determined based upon identified cost. Dividend income is recorded on the ex-dividend date. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

Dividends and Distributions to Shareholders - Dividends and distributions to shareholders are recorded on the ex-dividend date. Net investment income (loss), net realized gains (losses), and net unrealized appreciation (depreciation) on investments may differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, partnership income, and passive foreign investment company shares. The character of dividends and distributions made during the fiscal year from net investment income and net realized securities gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which income or realized gain was recorded by the Funds. The Funds adjust certain components of capital to reflect permanent differences between financial statement amounts and net income and realized gains/losses determined in accordance with income tax rules. Accordingly, during the year ended October 31, 2014, for Davis Global Fund, amounts have been reclassified to reflect a decrease in undistributed net investment loss of $341,971 and a corresponding decrease to accumulated net realized gains from investments and foreign currency transactions; for Davis International Fund, amounts have been reclassified to reflect a decrease in undistributed net investment loss of $213,101 and a corresponding increase to accumulated net realized losses from investments and foreign currency transactions. The Funds' net assets have not been affected by these reclassifications.

The tax character of distributions paid during the years ended October 31, 2014 and 2013 was as follows:

	Ordinary Income	Long-Term Capital Gain	Return of Capital	Total
Davis Global Fund
2014	$836,966	$–	$–	$836,966
2013	1,783,100	–	–	1,783,100

Davis International Fund
2014	$510,620	$–	$–	$510,620
2013	848,521	–	–	848,521

As of October 31, 2014, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

	Davis Global Fund	Davis International Fund
Undistributed net investment income	$714,859	515,327
Undistributed long-term capital gain	2,049,386	–
Accumulated net realized losses from investments and foreign currency transactions	–	(1,350,861)
Net unrealized appreciation on investments*	30,619,396	7,295,035
Total	$33,383,641	6,459,501

*Net of deferred foreign taxes of	106,247	7,687

Indemnification - Under the Funds' organizational documents, their officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, some of the Funds' contracts with their service providers contain general indemnification clauses. The Funds' maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Funds cannot be determined and the Funds have no historical basis for predicting the likelihood of any such claims.

DAVIS GLOBAL FUND	Notes to Financial Statements – (Continued)
DAVIS INTERNATIONAL FUND	October 31, 2014

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (CONTINUED)

Use of Estimates in Financial Statements - In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period. Actual results may differ from these estimates.

Directors Fees and Expenses - The Funds set up a Rabbi Trust to provide for the deferred compensation plan for Independent Directors that enables them to elect to defer receipt of all or a portion of annual fees they are entitled to receive. The value of an eligible Director's account is based upon years of service and fees paid to each Director during the years of service. The amount paid to the Director by the Trust under the plan will be determined based upon the performance of the Davis Funds in which the amounts are invested.

NOTE 2 - PURCHASES AND SALES OF SECURITIES

The cost of purchases and proceeds from sales of investment securities (excluding short-term securities) during the year ended October 31, 2014 were as follows:

	Davis Global Fund	Davis International Fund
Cost of purchases	$135,474,811	$36,768,649
Proceeds from sales	57,052,354	29,233,114

NOTE 3 - FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Davis Selected Advisers-NY, Inc. ("DSA-NY"), a wholly-owned subsidiary of the Adviser, acts as sub-adviser to the Funds.  DSA-NY performs research and portfolio management services for the Funds under a Sub-Advisory Agreement with the Adviser. The Funds pay no fees directly to DSA-NY.

Certain directors and officers of the Funds are also directors and officers of the general partner of the Adviser.

Investment Advisory Fees and Reimbursement of Expenses - Advisory fees are paid monthly to the Adviser. The annual rate for each Fund is 0.55% of the average net assets. The Adviser is contractually committed to waive fees and/or reimburse the Funds' expenses to the extent necessary to cap total annual Fund operating expenses (Class A shares, 1.30%; Class B shares, 2.30%; Class C shares, 2.30%; Class Y shares, 1.05%). During the year ended October 31, 2014, such reimbursements for Davis International Fund amounted to $2,396 and $1,347 for Class B and Class C, respectively.

Transfer Agent and Accounting Fees - Boston Financial Data Services, Inc. is the Funds' primary transfer agent. State Street Bank and Trust Company ("State Street Bank") is the Funds' primary accounting provider. Fees for such services are included in the custodian fees as State Street Bank also serves as the Funds' custodian. The Adviser is also paid for certain transfer agent and accounting services.

	Year ended October 31, 2014
	Davis Global Fund	Davis International Fund
Transfer agent fees paid to Adviser	$9,679	$1,549
Accounting fees paid to Adviser	3,000	3,000

DAVIS GLOBAL FUND	Notes to Financial Statements – (Continued)
DAVIS INTERNATIONAL FUND	October 31, 2014

NOTE 3 - FEES AND OTHER TRANSACTIONS WITH AFFILIATES – (CONTINUED)

Distribution Plan Fees - The Funds have adopted separate Distribution Plans ("12b-1 Plans") for Class A, Class B, and Class C shares. Under the 12b-1 Plans, the Funds reimburse Davis Distributors, LLC ("Distributor"), the Funds' Underwriter, for amounts paid to dealers as a service fee or commissions with respect to Class A shares sold by dealers, which remain outstanding during the period.  The service fee is paid at an annual rate up to 0.25% of the average net assets maintained by the responsible dealers. Each of the Funds pays the Distributor a 12b-1 fee on Class B and Class C shares at an annual rate equal to the lesser of 1.25% of the average daily net asset value of Class B or Class C shares or the maximum amount provided by applicable rule or regulation of the Financial Industry Regulatory Authority, Inc., which currently is 1.00%. The Funds pay the 12b-1 fee on Class B and Class C shares in order: (i) to pay the Distributor distribution fees or commissions on Class B and Class C shares which have been sold and (ii) to enable the Distributor to pay service fees on Class B and Class C shares which have been sold.

	Year ended October 31, 2014
	Davis Global Fund	Davis International Fund
Distribution fees:
Class B	$10,331	$914
Class C	105,202	4,136

Service fees:
Class A	84,662	12,497
Class B	3,423	305
Class C	35,067	1,379

Sales Charges - Front-end sales charges and contingent deferred sales charges ("CDSC") do not represent expenses of the Funds. They are deducted from the proceeds from sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable.

Class A shares of the Funds are sold at net asset value plus a sales charge and are redeemed at net asset value. On purchases of $1 million or more, the sales charge will not be applied; however a CDSC of 0.50% may be imposed upon redemption if those shares are redeemed within the first year of purchase.

As of May 1, 2013, Class B Shares are no longer offered for new purchases. Class B shares of the Funds were sold and are redeemed at net asset value. A CDSC is imposed upon redemption of certain Class B shares within six years of the original purchase. The charge is a declining percentage starting at 4.00% of the lesser of net asset value of the shares redeemed or the total cost of such shares.

Class C shares of the Funds are sold and redeemed at net asset value. A CDSC of 1.00% is imposed upon redemption of certain Class C shares within the first year of the original purchase.

The Distributor received commissions earned on sales of Class A shares of the Funds of which a portion was retained by the Distributor and the remaining was re-allowed to investment dealers. Commission advances by the Distributor on the sales of Class B and Class C shares of the Funds are re-allowed to qualified selling dealers.

	Year ended October 31, 2014
	Davis Global Fund	Davis International Fund
Class A commissions retained by Distributor	$67,242	$2,173
Class A commissions re-allowed to investment dealers	373,856	13,819
Total commissions earned on sales of Class A	$441,098	$15,992

Commission advances by the Distributor on the sale of:
Class C	$182,186	$4,667

CDSCs received by the Distributor from:
Class B	2,580	238
Class C	899	–

DAVIS GLOBAL FUND	Notes to Financial Statements – (Continued)
DAVIS INTERNATIONAL FUND	October 31, 2014

NOTE 4 - CAPITAL STOCK

At October 31, 2014, there were 3.5 billion shares of capital stock ($0.05 par value per share) authorized for Davis New York Venture Fund, Inc., of which 175 million shares each are designated to Davis Global Fund and Davis International Fund. As of May 1, 2013, Class B Shares are no longer offered for new purchases. Transactions in capital stock were as follows:

	Year ended October 31, 2014
	Sold	Reinvestment of Distributions	Redeemed*	Net Increase (Decrease)
Davis Global Fund
Shares: Class A	1,706,183	9,285	(838,444)	877,024
Class B	15,438	–	(47,772)	(32,334)
Class C	1,112,217	–	(90,578)	1,021,639
Class Y	2,524,451	37,655	(541,809)	2,020,297
Value: Class A	$32,541,645	$163,050	$(15,514,544)	$17,190,151
Class B	274,563	–	(864,318)	(589,755)
Class C	20,571,588	–	(1,656,148)	18,915,440
Class Y	48,154,602	659,348	(9,975,014)	38,838,936

Davis International Fund
Shares: Class A	327,198	2,485	(125,207)	204,476
Class B	1,308	–	(2,916)	(1,608)
Class C	53,942	–	(7,359)	46,583
Class Y	218,195	48,293	(69,169)	197,319
Value: Class A	$3,409,672	$25,276	$(1,371,672)	$2,063,276
Class B	14,011	–	(30,394)	(16,383)
Class C	568,934	–	(77,798)	491,136
Class Y	2,335,382	484,871	(736,846)	2,083,407

* Davis Global Fund: net of redemption fees amounting to $1,400, $2, and $440, for Class A, Class C, and Class Y, respectively.
   Davis International Fund: net of redemption fees amounting to $49 and $18, for Class A and Class Y, respectively.

	Year ended October 31, 2013
	Sold	Reinvestment of Distributions	Redeemed*	Net Increase (Decrease)
Davis Global Fund
Shares: Class A	287,019	26,886	(353,619)	(39,714)
Class B	6,316	51	(38,068)	(31,701)
Class C	51,565	1,909	(139,094)	(85,620)
Class Y	556,708	100,939	(1,451,247)	(793,600)
Value: Class A	$4,112,873	$363,235	$(5,086,682)	$(610,574)
Class B	92,719	667	(541,986)	(448,600)
Class C	756,329	25,253	(1,932,940)	(1,151,358)
Class Y	9,321,793	1,359,639	(21,887,585)	(11,206,153)

Davis International Fund
Shares: Class A	83,451	5,076	(54,997)	33,530
Class B	4,796	40	(5,718)	(882)
Class C	17,703	93	(9,811)	7,985
Class Y	24,765	94,401	(30,894)	88,272
Value: Class A	$750,536	$43,709	$(487,934)	$306,311
Class B	42,139	339	(50,784)	(8,306)
Class C	161,541	784	(82,410)	79,915
Class Y	224,222	802,405	(278,320)	748,307

* Davis Global Fund: net of redemption fees amounting to $391, $962 and $270, for Class A, Class C, and Class Y, respectively.

DAVIS GLOBAL FUND	Notes to Financial Statements – (Continued)
DAVIS INTERNATIONAL FUND	October 31, 2014

NOTE 5 - BANK BORROWINGS

Each Fund may borrow up to 5% of its assets from a bank to purchase portfolio securities, or for temporary and emergency purposes. The purchase of securities with borrowed funds creates leverage in the Fund. Each Fund has entered into an agreement, which enables it to participate with certain other funds managed by the Adviser in an unsecured line of credit with a bank, which permits borrowings up to $50 million, collectively. Interest is charged based on its borrowings, at a rate equal to the higher of the Federal Funds Rate or the Overnight Libor Rate, plus 1.25%. The Funds had no borrowings during the year ended October 31, 2014.

NOTE 6 - SECURITIES LOANED

The Funds have entered into a securities lending arrangement with State Street Bank. Under the terms of the agreement, the Funds receive fee income from lending transactions; in exchange for such fees, State Street Bank is authorized to loan securities on behalf of the Funds, against receipt of collateral at least equal to the value of the securities loaned. As of October 31, 2014, the Funds did not have any securities on loan. The Funds bear the risk of any deficiency in the amount of the collateral available for return to a borrower due to a loss in an approved investment.

NOTE 7 - RESTRICTED SECURITIES

Restricted securities are not registered under the Securities Act of 1933 and may have contractual restrictions on resale. They are fair valued under methods approved by the Board of Directors. The aggregate value of restricted securities in Davis Global Fund amounted to $9,994,019 or 4.14% of the Fund's net assets as of October 31, 2014. The aggregate value of restricted securities in Davis International Fund amounted to $2,362,226 or 3.34% of the Fund's net assets as of October 31, 2014. Information regarding restricted securities is as follows:

Fund	Security	Acquisition Date	Units/ Shares	Cost per Unit/ Share	Valuation per Unit/ Share as of October 31, 2014

Davis Global Fund	ASAC II L.P., Private Placement	10/10/13	2,100,000	$1.00	$1.3537

Davis Global Fund	CAR Inc.	09/12/14	5,138,900	$1.1078	$1.3916

Davis International Fund	CAR Inc.	09/12/14	1,697,500	$1.1078	$1.3916

DAVIS GLOBAL FUND
DAVIS INTERNATIONAL FUND

The following financial information represents selected data for each share of capital stock outstanding throughout each period:

		Income (Loss) from Investment Operations
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)[a]	Net Realized and Unrealized Gains (Losses)	Total from Investment Operations
Davis Global Fund Class A:
Year ended October 31, 2014	$16.93	$0.06	$2.17	$2.23
Year ended October 31, 2013	$12.90	$0.08	$4.12	$4.20
Year ended October 31, 2012	$12.25	$0.06	$0.63	$0.69
Year ended October 31, 2011	$13.32	$0.09	$(0.93)	$(0.84)
Year ended October 31, 2010	$11.28	$0.09	$2.04	$2.13
Davis Global Fund Class B:
Year ended October 31, 2014	$16.35	$(0.17)	$2.08	$1.91
Year ended October 31, 2013	$12.47	$(0.11)	$4.00	$3.89
Year ended October 31, 2012	$11.96	$(0.09)	$0.60	$0.51
Year ended October 31, 2011	$13.01	$(0.06)	$(0.91)	$(0.97)
Year ended October 31, 2010	$11.07	$(0.06)	$2.00	$1.94
Davis Global Fund Class C:
Year ended October 31, 2014	$16.44	$(0.11)	$2.11	$2.00
Year ended October 31, 2013	$12.54	$(0.06)	$4.01	$3.95
Year ended October 31, 2012	$11.99	$(0.06)	$0.61	$0.55
Year ended October 31, 2011	$13.03	$(0.02)	$(0.91)	$(0.93)
Year ended October 31, 2010	$11.07	$(0.03)	$1.99	$1.96
Davis Global Fund Class Y:
Year ended October 31, 2014	$16.91	$0.11	$2.16	$2.27
Year ended October 31, 2013	$12.89	$0.12	$4.11	$4.23
Year ended October 31, 2012	$12.24	$0.09	$0.63	$0.72
Year ended October 31, 2011	$13.30	$0.14	$(0.94)	$(0.80)
Year ended October 31, 2010	$11.27	$0.12	$2.03	$2.15
Davis International Fund Class A:
Year ended October 31, 2014	$10.18	$0.06	$0.41	$0.47
Year ended October 31, 2013	$8.30	$0.05	$1.94	$1.99
Year ended October 31, 2012	$8.02	$0.05	$0.37	$0.42
Year ended October 31, 2011	$9.17	$(0.04)	$(1.07)	$(1.11)
Year ended October 31, 2010	$7.89	$0.03	$1.33	$1.36
Davis International Fund Class B:
Year ended October 31, 2014	$9.89	$(0.07)	$0.40	$0.33
Year ended October 31, 2013	$8.07	$(0.03)	$1.88	$1.85
Year ended October 31, 2012	$7.74	$(0.04)	$0.37	$0.33
Year ended October 31, 2011	$9.08	$(0.05)	$(1.29)	$(1.34)
Year ended October 31, 2010	$7.82	$(0.02)	$1.29	$1.27

Financial Highlights

Dividends and Distributions							Ratios to Average Net Assets
Dividends from Net Investment Income	Distributions from Realized Gains	Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Return[b]	Net Assets, End of Period (in thousands)	Gross Expense Ratio	Net Expense Ratio[c]	Net Investment Income (Loss) Ratio	Portfolio Turnover[d]

$(0.08)	$–	$–	$(0.08)	$19.08	13.18%	$61,577	0.96%	0.96%	0.32%	33%
$(0.17)	$–	$–	$(0.17)	$16.93	32.86%	$39,792	0.97%	0.97%	0.56%	30%
$(0.04)	$–	$–	$(0.04)	$12.90	5.63%	$30,826	1.05%	1.05%	0.46%	43%
$(0.23)	$–	$–	$(0.23)	$12.25	(6.48)%	$30,638	1.03%	1.03%	0.72%	28%
$(0.09)	$–	$–	$(0.09)	$13.32	18.96%	$49,697	1.06%	1.06%	0.76%	28%

$–	$–	$–	$–	$18.26	11.68%	$1,040	2.26%	2.26%	(0.98)%	33%
$(0.01)	$–	$–	$(0.01)	$16.35	31.17%	$1,459	2.39%	2.30%	(0.77)%	30%
$–	$–	$–	$–	$12.47	4.26%	$1,509	2.41%	2.30%	(0.79)%	43%
$(0.08)	$–	$–	$(0.08)	$11.96	(7.56)%	$1,996	2.23%	2.23%	(0.48)%	28%
$–	$–	$–	$–	$13.01	17.52%	$3,226	2.27%	2.27%	(0.45)%	28%

$–	$–	$–	$–	$18.44	12.17%	$28,619	1.83%	1.83%	(0.55)%	33%
$(0.05)	$–	$–	$(0.05)	$16.44	31.55%	$8,716	1.94%	1.94%	(0.41)%	30%
$–	$–	$–	$–	$12.54	4.59%	$7,718	1.99%	1.99%	(0.48)%	43%
$(0.11)	$–	$–	$(0.11)	$11.99	(7.26)%	$9,431	1.96%	1.96%	(0.21)%	28%
$–	$–	$–	$–	$13.03	17.70%	$12,022	2.05%	2.05%	(0.23)%	28%

$(0.11)	$–	$–	$(0.11)	$19.07	13.51%	$150,342	0.69%	0.69%	0.59%	33%
$(0.21)	$–	$–	$(0.21)	$16.91	33.18%	$99,180	0.72%	0.72%	0.81%	30%
$(0.07)	$–	$–	$(0.07)	$12.89	5.96%	$85,802	0.75%	0.75%	0.76%	43%
$(0.26)	$–	$–	$(0.26)	$12.24	(6.24)%	$88,784	0.76%	0.76%	0.99%	28%
$(0.12)	$–	$–	$(0.12)	$13.30	19.13%	$23,548	0.83%	0.83%	0.99%	28%

$(0.04)	$–	$–	$(0.04)	$10.61	4.66%	$6,852	1.17%	1.17%	0.46%	44%
$(0.11)	$–	$–	$(0.11)	$10.18	24.22%	$4,497	1.28%	1.28%	0.49%	12%
$(0.14)	$–	$–	$(0.14)	$8.30	5.39%	$3,387	1.37%	1.30%	0.55%	8%
$(0.04)	$–	$–	$(0.04)	$8.02	(12.19)%	$3,012	0.94%	0.94%	(0.44)%	14%
$(0.08)	$–	$–	$(0.08)	$9.17	17.32%	$50,776	1.81%	1.30%	0.41%	20%

$–	$–	$–	$–	$10.22	3.34%	$114	4.27%	2.30%	(0.67)%	44%
$(0.03)	$–	$–	$(0.03)	$9.89	22.96%	$126	4.27%	2.30%	(0.53)%	12%
$–	$–	$–	$–	$8.07	4.26%	$110	4.40%	2.30%	(0.45)%	8%
$–	$–	$–	$–	$7.74	(14.76)%	$136	5.31%	2.30%	(0.60)%	14%
$(0.01)	$–	$–	$(0.01)	$9.08	16.25%	$78	8.05%	2.30%	(0.59)%	20%

DAVIS GLOBAL FUND
DAVIS INTERNATIONAL FUND

The following financial information represents selected data for each share of capital stock outstanding throughout each period:

		Income (Loss) from Investment Operations
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)[a]	Net Realized and Unrealized Gains (Losses)	Total from Investment Operations
Davis International Fund Class C:
Year ended October 31, 2014	$9.89	$(0.08)	$0.41	$0.33
Year ended October 31, 2013	$8.06	$(0.06)	$1.92	$1.86
Year ended October 31, 2012	$7.73	$(0.04)	$0.37	$0.33
Year ended October 31, 2011	$9.08	$(0.05)	$(1.30)	$(1.35)
Year ended October 31, 2010	$7.82	$–[e]	$1.27	$1.27
Davis International Fund Class Y:
Year ended October 31, 2014	$10.09	$0.09	$0.40	$0.49
Year ended October 31, 2013	$8.22	$0.08	$1.93	$2.01
Year ended October 31, 2012	$7.89	$0.08	$0.37	$0.45
Year ended October 31, 2011	$9.19	$0.14	$(1.38)	$(1.24)
Period from December 31, 2009[f] to October 31, 2010	$8.40	$0.08	$0.71	$0.79

[a]	Per share calculations were based on average shares outstanding for the period.

[b]
Assumes hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one year. The Funds' performance benefited from IPO purchases in 2013 and/or 2014. After purchase, the IPOs rapidly increased in value. Davis Advisors purchases shares intending to benefit from long-term growth of the underlying company; the rapid appreciation of the IPOs were unusual occurrences.

[c]	The ratios in this column reflect the impact, if any, of the reduction of expenses paid indirectly and of certain reimbursements from the Adviser.

[d]
The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

Financial Highlights – (Continued)

Dividends and Distributions							Ratios to Average Net Assets
Dividends from Net Investment Income	Distributions from Realized Gains	Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Return[b]	Net Assets, End of Period (in thousands)	Gross Expense Ratio	Net Expense Ratio[c]	Net Investment Income (Loss) Ratio	Portfolio Turnover[d]

$–	$–	$–	$–	$10.22	3.34%	$854	2.55%	2.30%	(0.67)%	44%
$(0.03)	$–	$–	$(0.03)	$9.89	23.11%	$365	3.27%	2.30%	(0.53)%	12%
$–	$–	$–	$–	$8.06	4.27%	$233	3.88%	2.30%	(0.45)%	8%
$–	$–	$–	$–	$7.73	(14.87)%	$221	3.13%	2.30%	(0.58)%	14%
$(0.01)	$–	$–	$(0.01)	$9.08	16.25%	$52	9.91%	2.30%	(0.59)%	20%

$(0.08)	$–	$–	$(0.08)	$10.50	4.93%	$62,787	0.82%	0.82%	0.81%	44%
$(0.14)	$–	$–	$(0.14)	$10.09	24.79%	$58,343	0.85%	0.85%	0.92%	12%
$(0.12)	$–	$–	$(0.12)	$8.22	5.80%	$46,794	0.90%	0.90%	0.95%	8%
$(0.06)	$–	$–	$(0.06)	$7.89	(13.61)%	$44,140	0.89%	0.89%	1.52%	14%
$–	$–	$–	$–	$9.19	9.40%	$409	2.92%[g]	1.05%[g]	1.14%[g]	20%

[e]	Less than $0.005 per share.

[f]	Inception date of class.

[g]	Annualized.

See Notes to Financial Statements

DAVIS GLOBAL FUND	Report of Independent Registered Public Accounting Firm
DAVIS INTERNATIONAL FUND

The Shareholders and Board of Directors
Davis New York Venture Fund, Inc.:

We have audited the accompanying statements of assets and liabilities of Davis Global Fund and Davis International Fund (each a series comprising Davis New York Venture Fund, Inc.), including the schedules of investments, as of October 31, 2014, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Davis Global Fund and Davis International Fund as of October 31, 2014, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Denver, Colorado
December 19, 2014

DAVIS GLOBAL FUND	Federal Income Tax Information (Unaudited)
DAVIS INTERNATIONAL FUND

In early 2015 shareholders will receive information regarding all dividends and distributions paid to them by the Funds during the calendar year 2014. Regulations of the U.S. Treasury Department require the Funds to report this information to the Internal Revenue Service.

The information and distributions reported herein may differ from the information reported as distributions taxable to certain shareholders for the calendar year 2014 with their 2014 Form 1099-DIV.

The information is presented to assist shareholders in reporting distributions received from the Funds to the Internal Revenue Service. Because of the complexity of the federal regulations that may affect your individual tax return and the many variations in state and local regulations, we recommend that you consult your tax adviser for specific guidance.

The Funds have elected to give the benefit of foreign tax credits to their shareholders. Accordingly, shareholders who must report their gross income dividends and distributions in a federal tax return will be entitled to a foreign tax credit, or an itemized deduction, in computing their U.S. income tax liability. It is generally more advantageous to claim a credit rather than to take a deduction.

Davis Global Fund

During the fiscal year 2014, $836,966 of dividends paid by the Fund constituted income dividends for federal income tax purposes. The Fund designates $511,336 or 61% as income qualifying for the corporate dividends-received deduction.

For the fiscal year 2014, certain dividends paid by the Fund constitute qualified dividend income for federal income tax purposes. The Fund designates $836,966 or 100% as qualified dividend income.

Pursuant to Section 853 of the Internal Revenue Code, Davis Global Fund designates $131,817 as foreign taxes paid during the year ended October 31, 2014. Approximately 63% of the ordinary income distribution deemed to be paid during the fiscal year ended October 31, 2014 was derived from foreign sourced income of $1,515,764. The Fund did not derive any income from ineligible foreign sources as defined under Section 901(j) of the Internal Revenue Code. Foreign taxes paid for purposes of Section 853 may be less than actual foreign taxes paid for financial statement purposes.

Davis International Fund

During the fiscal year 2014, $510,620 of dividends paid by the Fund constituted income dividends for federal income tax purposes, of which no amount qualified for the corporate dividends-received deduction.

For the fiscal year 2014, certain dividends paid by the Fund constitute qualified dividend income for federal income tax purposes. The Fund designates $510,620 or 100% as qualified dividend income.

Pursuant to Section 853 of the Internal Revenue Code, Davis International Fund designates $118,721 as foreign taxes paid during the year ended October 31, 2014. Approximately 100% of the ordinary income distribution deemed to be paid during the fiscal year ended October 31, 2014 was derived from foreign sourced income of $1,261,304. The Fund did not derive any income from ineligible foreign sources as defined under Section 901(j) of the Internal Revenue Code. Foreign taxes paid for purposes of Section 853 may be less than actual foreign taxes paid for financial statement purposes.

DAVIS GLOBAL FUND	Privacy Notice and Householding
DAVIS INTERNATIONAL FUND

Privacy Notice

While you generally will be dealing with a broker-dealer or other financial adviser, we may collect information about you from your account application and other forms that you may deliver to us. We use this information to process your requests and transactions; for example, to provide you with additional information about our Funds, to open an account for you, or to process a transaction. In order to service your account and execute your transactions, we may provide your personal information to firms that assist us in servicing your account, such as our transfer agent. We may also provide your name and address to one of our agents for the purpose of mailing to you your account statement and other information about our products and services. We require these outside firms and agents to protect the confidentiality of your information and to use the information only for the purpose for which the disclosure is made. We do not provide customer names and addresses to outside firms, organizations, or individuals except in furtherance of our business relationship with you or as otherwise allowed by law.

We restrict access to nonpublic personal information about you to those employees who need to know that information to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your personal information.

Householding

To avoid sending duplicate copies of materials to households, the Funds will mail only one copy of each prospectus, Annual, and Semi-Annual Report to shareholders having the same last name and address on the Funds' records. The consolidation of these mailings, called householding, benefits the Funds through reduced mailing expense. If you do not want the mailing of these documents to be combined with those to other members of your household, please contact the Davis Funds by phone at 1-800-279-0279. Individual copies of current prospectuses and reports will be sent to you within 30 days after the Funds receive your request to stop householding.

DAVIS GLOBAL FUND	Directors and Officers
DAVIS INTERNATIONAL FUND

For the purposes of their service as directors to the Davis Funds, the business address for each of the directors is 2949 E. Elvira Road, Suite 101, Tucson, AZ 85756. Each Director serves until their retirement, resignation, death, or removal. Subject to exceptions and exemptions, which may be granted by the Independent Directors, Directors must retire at the close of business on the last day of the calendar year in which the Director attains age seventy-four (74).

Name (birthdate)	Position(s) Held With Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director

Independent Directors

Marc P. Blum (09/09/42)	Director	Director since 1986	Chief Executive Officer, World Total Return Fund, LLLP; of Counsel to Gordon Feinblatt LLC (law firm).	13	Director, Rodney Trust Company (trust and asset management company).

John S. Gates, Jr. (08/02/53)	Director	Director since 2007	Chairman and Chief Executive Officer of PortaeCo LLC (private investment company).	13	Director, DCT Industrial Trust (REIT); Chairman, Regional Transportation Authority of Chicago (public transportation system).

Thomas S. Gayner (12/16/61)	Director/ Chairman	Director since 2004	President and Chief Investment Officer, Markel Corp. (diversified financial holding company).	13	Director, Graham Holdings Company (publishing company); Director, Colfax Corp. (engineering and manufacturer of pumps and fluid handling equipment).

Samuel H. Iapalucci (07/19/52)	Director	Director since 2006	Retired; Executive Vice President and Chief Financial Officer, CH2M- HILL Companies, Ltd. (engineering) until 2008.	13	Director, exp Global Inc. (engineering).

Robert P. Morgenthau (03/22/57)	Director	Director since 2002	Principal, Spears Abacus Advisors, LLC (investment management firm) since 2011; Chairman, NorthRoad Capital Management, LLC (investment management firm) 2002-2011.	13	none

Marsha Williams (03/28/51)	Director	Director since 1999	Retired; Senior Vice President and Chief Financial Officer, Orbitz Worldwide, Inc. (travel-services provider) 2007-2010.	13
Director, Modine
Manufacturing Company
(heat transfer technology);
Director, Chicago Bridge & Iron
Company, N.V. (industrial
construction and engineering);
Director, Fifth Third Bancorp
(diversified financial services).

DAVIS GLOBAL FUND	Directors and Officers – (Continued)
DAVIS INTERNATIONAL FUND

Name (birthdate)	Position(s) Held With Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director

Inside Directors*

Andrew A. Davis (06/25/63)	Director	Director since 1997	President or Vice President of each Davis Fund and Selected Fund; President, Davis Selected Advisers, L.P., and also serves as an executive officer of certain companies affiliated with the Adviser.	16	Director, Selected Funds (consisting of two portfolios) since 1998; Director of Clipper Funds Trust (consisting of one portfolio, formerly Clipper Fund, Inc.) since 2014.

Christopher C. Davis (07/13/65)	Director	Director since 1997	President or Vice President of each Davis Fund, Selected Fund, and Clipper Fund; Chairman, Davis Selected Advisers, L.P., and also serves as an executive officer of certain companies affiliated with the Adviser, including sole member of the Adviser's general partner, Davis Investments, LLC; Employee of Shelby Cullom Davis & Co. (registered broker/dealer).	16
Director, Selected Funds
(consisting of two portfolios)
since 1998; Director of Clipper
Funds Trust (consisting of one
portfolio, formerly Clipper
Fund, Inc.) since 2014;
Director, Graham Holdings
Company (publishing
company).

*Andrew A. Davis and Christopher C. Davis own partnership units (directly, indirectly, or both) of the Adviser and are considered to be "interested persons" of the Funds as defined in the Investment Company Act of 1940. Andrew A. Davis and Christopher C. Davis are brothers.

Officers

Andrew A. Davis (born 06/25/63, Davis Funds officer since 1997). See description in the section on Inside Directors.

Christopher C. Davis (born 07/13/65, Davis Funds officer since 1997). See description in the section on Inside Directors.

Kenneth C. Eich (born 08/14/53, Davis Funds officer since 1997). Executive Vice President and Principal Executive Officer of each of the Davis Funds (consisting of 13 portfolios), Selected Funds (consisting of two portfolios), and Clipper Funds Trust (consisting of one portfolio); Chief Operating Officer, Davis Selected Advisers, L.P., and also serves as an executive officer of certain companies affiliated with the Adviser.

Douglas A. Haines (born 03/04/71, Davis Funds officer since 2004). Vice President, Treasurer, Chief Financial Officer, Principal Financial Officer, and Principal Accounting Officer of each of the Davis Funds (consisting of 13 portfolios), Selected Funds (consisting of two portfolios), and Clipper Funds Trust (consisting of one portfolio); Vice President and Director of Fund Accounting, Davis Selected Advisers, L.P.

Sharra L. Haynes (born 09/25/66, Davis Funds officer since 1997). Vice President and Chief Compliance Officer of each of the Davis Funds (consisting of 13 portfolios), Selected Funds (consisting of two portfolios), and Clipper Funds Trust (consisting of one portfolio); Vice President and Chief Compliance Officer, Davis Selected Advisers, L.P., and also serves as an executive officer of certain companies affiliated with the Adviser.

Ryan M. Charles (born 07/25/78, Davis Funds officer since 2014). Vice President and Secretary of each of the Davis Funds (consisting of 13 portfolios), Selected Funds (consisting of two portfolios), and Clipper Funds Trust (consisting of one portfolio); Vice President, Chief Legal Officer, and Secretary, Davis Selected Advisers, L.P., and also serves as an executive officer of certain companies affiliated with the Adviser.

Arthur Don (born 09/24/53, Davis Funds officer since 1991). Assistant Secretary (for clerical purposes only) of each of the Davis Funds and Selected Funds; Shareholder, Greenberg Traurig, LLP (law firm); counsel to the Independent Directors and the Davis Funds.

DAVIS GLOBAL FUND
DAVIS INTERNATIONAL FUND

Investment Adviser
Davis Selected Advisers, L.P. (Doing business as "Davis Advisors")
2949 East Elvira Road, Suite 101
Tucson, Arizona 85756
(800) 279-0279

Distributor
Davis Distributors, LLC
2949 East Elvira Road, Suite 101
Tucson, Arizona 85756

Transfer Agent
Boston Financial Data Services, Inc.
c/o The Davis Funds
P.O. Box 8406
Boston, Massachusetts 02266-8406

Overnight Address:
30 Dan Road
Canton, Massachusetts 02021-2809

Custodian
State Street Bank and Trust Co.
One Lincoln Street
Boston, Massachusetts 02111

Counsel
Greenberg Traurig, LLP
77 West Wacker Drive, Suite 3100
Chicago, Illinois 60601

Independent Registered Public Accounting Firm
KPMG LLP
1225 Seventeenth Street, Suite 800
Denver, Colorado 80202

For more information about Davis Global Fund and Davis International Fund, including management fee, charges, and expenses, see the current prospectus, which must precede or accompany this report. The Funds' Statement of Additional Information contains additional information about the Funds' Directors and is available without charge, upon request, by calling 1-800-279-0279 and on the Funds' website at www.davisfunds.com. Quarterly Fact Sheets are available on the Funds' website at www.davisfunds.com.

ITEM 2.  CODE OF ETHICS

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

A copy of the code of ethics is filed as an exhibit to this form N-CSR.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT

The registrant's board of directors has determined that independent trustee Marsha Williams qualifies as the "audit committee financial expert", as defined in Item 3 of form N-CSR.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a)
Audit Fees.  The aggregate Audit Fees billed by KPMP LLP ("KPMG") for professional    services rendered for the audits of the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for the fiscal year ends October 31, 2014 and October 31, 2013 were $41,040 and $40,080, respectively.

(b)
Audit-Related Fees.  The aggregate Audit-Related Fees billed by KPMG for services rendered for assurance and related services that are not reasonably related to the performance of the audit or review of the fund financial statements, but not reported as Audit Fees fore fiscal year ends October 31, 2014 and October 31, 2013 were $0 and $0, respectively.

(c)
Tax Fees.  The aggregate Tax Fees billed by KPMG for professional services rendered for tax compliance, tax advice and tax planning for the fiscal year ends October 31, 2014 and October 31, 2013 were $15,950 and $14,554, respectively.

Fees included in the Tax Fee category comprise all services performed by professional staff in the independent accountant's tax division except those services related to the audit.  These services include preparation of tax returns, tax advice related to mergers and a review of the fund income and capital gain distributions.

(d)
All Other Fees.  The aggregate Other Fees billed by KPMG for all other non-audit services rendered to the fund for the fiscal year ends October 31, 2014 and October 31, 2013 were $0 and $0, respectively.

(e)(1)  Audit Committee Pre-Approval Policies and Procedures.

The fund Audit Committee must pre-approve all audit and non-audit services provided by the independent accountant relating to the operations or financial reporting of the funds.  Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The fund Audit Committee has adopted a policy whereby audit and non-audit services performed by the fund independent accountant require pre-approval in advance at regularly scheduled Audit Committee meetings.  If such a service is required between regularly scheduled Audit Committee meetings, pre-approval may be authorized by the Audit Committee Chairperson with ratification at the next scheduled audit committee meeting.

(2)	No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of
Rule 2-01 of Regulation S-X.

(f)   Not applicable

(g)
The Funds' independent accountant did not provide any services to the investment advisor or any affiliate for the fiscal years ended October 31, 2014 and October 31, 2013.  The fund has not paid any fees for non-audit not previously disclosed in items 4 (b) – (d).

(h)
The registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.  No such services were rendered.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.  SCHEDULE OF INVESTMENTS

Not Applicable.  The complete Schedule of Investments is included in Item 1 of this for N-CSR

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not Applicable

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not Applicable

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS

Not Applicable

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no changes to the procedure by which shareholders may recommend nominees to the registrant's Board of Trustees.

ITEM 11.  CONTROLS AND PROCUDURES

(a)
The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-2 (c) under the Investment Company Act of 1940, as amended) are effective as of a date within 90 days of the filing date of this report.

(b)	There have been no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls.

ITEM 12.  EXHIBITS

(a)(1)  The registrant's code of ethics pursuant to Item 2 of Form N-CSR is filed as an exhibit to this form N-CSR.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached.

(a)(3)  Not applicable

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

DAVIS NEW YORK VENTURE FUND, INC.

By            /s/ Kenneth C. Eich
Kenneth C. Eich
Principal Executive Officer

Date:  December 19, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By            /s/ Kenneth C. Eich
Kenneth C. Eich
Principal Executive Officer

Date:  December 19, 2014

By            /s/ Douglas A. Haines
Douglas A. Haines
Principal Financial Officer

Date: December 19, 2014